UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Definitive Proxy Statement

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Air Products and Chemicals, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On December 18, 2024, Air Products and Chemicals, Inc. (the “Company”) issued the following press release:

News Release

Air Products and Chemicals, Inc.

1940 Air Products Boulevard, Allentown, PA 18106-5500

www.airproducts.com

Air Products Files Investor Presentation Highlighting Successful Two-Pillar Strategy

to Deliver Superior Shareholder Value

The Company’s Board and Management, Under Chairman and CEO Seifi Ghasemi’s Leadership, Have Delivered

Over $44 Billion in Shareholder Value Creation1

Continues to Successfully Execute Two-Pillar Growth Strategy to Grow Core Industrial Gas Business While

Capitalizing on First-Mover Advantage in Clean Hydrogen Market

Air Products’ Board is Refreshed, Independent and Fit-For-Purpose –

Mantle Ridge’s Proposed Nominees Would Remove Significant and Relevant Experience and Expertise

Mantle Ridge’s Proposed Executive Chairman Candidate Appears Alarmingly Unfit to Lead Air Products or any

Public Company; Preferred CEO Candidate is Insufficiently Qualified

Board Mails Letter Urging Shareholders to Vote “FOR” ONLY Air Products’ Nominees

on the WHITE Proxy Card

LEHIGH VALLEY, PA – December 18, 2024 – Air Products (NYSE:APD) Board of Directors today announced that it has posted an investor presentation and mailed a letter to shareholders in connection with its upcoming 2025 Annual Meeting of Shareholders (the “Annual Meeting”), which will be held at 8:30 a.m. U.S. Eastern Time on January 23, 2025. All Air Products shareholders of record as of the close of business on November 27, 2024 will be entitled to vote at the Annual Meeting. The presentation and letter are both available at voteairproducts.com.

The full text of the letter summarizing the presentation follows:

Dear Fellow Shareholder,

The Air Products Annual Meeting is fast approaching, and you have an important opportunity to protect the value of your investment and the meaningful results the Company has delivered and anticipates continuing to deliver – as we have for the past 10 years. Under the supervision of our Board, management is executing a long-term strategy to grow our core industrial gas business, while leveraging decades of relevant expertise to capitalize on our important first-mover position in the clean hydrogen market to deliver maximized value for our shareholders.

[1]	Based on $25.2B market capitalization on June 30, 2014 (one day prior to first day as CEO) and December 13, 2024

We ask that you please visit our Annual Meeting website at voteairproducts.com or the Company Investor Relations page to find a new investor presentation that we filed today, entitled “Creating Superior Shareholder Value Through Disciplined Investment in Clean Hydrogen,” where we go through, in greater detail, why our long-term growth strategy is the right one, why Air Products’ Nominees are the necessary leaders to move Air Products forward, and why shareholders should not support Mantle Ridge’s nominees.

We recommend you vote your shares “FOR” ONLY Air Products’ Nominees – Tonit M. Calaway, Charles Cogut, Lisa A. Davis, Seifollah Ghasemi, Jessica Trocchi Graziano, Edward L. Monser, Bhavesh V. (“Bob”) Patel, Wayne T. Smith and Alfred Stern – on the Company’s WHITE proxy card.

OVER THE PAST DECADE UNDER THE LEADERSHIP OF OUR CHIEF EXECUTIVE OFFICER, SEIFI GHASEMI, AIR PRODUCTS HAS CREATED OVER $44 BILLION IN SHAREHOLDER VALUE2

Since Mr. Ghasemi became CEO in 2014, he has spearheaded the transformation of Air Products into the most profitable industrial gas business in the world based on adjusted EBITDA margin, growing the business at GDP-plus rates. This strong cash generation has allowed Air Products to invest in our core industrial gas business, while expanding into clean hydrogen – a tremendous growth opportunity now and well into the future.

Our strong performance has directly benefitted shareholders through $11.5 billion in cash returned since 2014. In addition, our dividend per share has increased for 42 consecutive years and grown at a ~9% CAGR for the past 10 years, demonstrating our commitment to sharing with our investors the value we create. Including dividends, Air Products has delivered over $44 billion in total shareholder value3 over the last decade under Mr. Ghasemi’s leadership.

During Mr. Ghasemi’s tenure, the Company has delivered the following key financial outcomes:

✓	Expanded adjusted EBITDA margin[4] by +1,400 bps

✓	Achieved ~11% adjusted EPS CAGR[5]

✓	Significant pricing and volume gains

✓	Sales have grown at a ~4% CAGR – higher than each public peer[6]

[2]	Based on $25.2B market capitalization on June 30, 2014 (one day prior to Seifi Ghasemi’s first day as CEO) and December 13, 2024
[3]	Based on $25.2B market capitalization on June 30, 2014 (one day prior to Seifi Ghasemi’s first day as CEO) and December 13, 2024
[4]	Non-GAAP financial measure. Visit investors.airproducts.com for reconciliation.
[5]	Non-GAAP financial measure. Visit investors.airproducts.com for reconciliation.
[6]

Peers include Air Liquide, Linde and Nippon Sanso. Air Products based on GAAP sales CAGR from 9/30/14 to 9/30/24 as reclassified to give effect to divestitures of the PMD and EMD businesses. Air Liquide based on CAGR from 12/31/14 to 12/31/24(E) and is adjusted for its acquisition of Airgas. Linde based on CAGR from 12/31/16 to 12/31/24(E) and is adjusted for its combination with Praxair. Nippon Sanso based on CAGR from 3/31/18 to 3/31/25(E) and is adjusted for its acquisition of Praxair European Assets. Starting revenue data-point is converted to USD at historical FX rate

Under Mr. Ghasemi’s direction, the Company has continuously pushed for profitability improvements and has been increasing its price-cost spread. This has been accomplished through favorable contract modifications over time, resulting in an increased contribution of stable on-site revenues. Further improvement and growth of the core industrial gas business are ongoing, and the Board and management team remain focused on maximizing value over the long-term.

AIR PRODUCTS IS SUCCESSFULLY EXECUTING A TWO-PILLAR GROWTH STRATEGY

TO CONTINUE DRIVING VALUE CREATION INTO THE FUTURE

We remain focused on investing in, and growing, our core industrial gas business, which delivers industry-leading profitability based on adjusted EBITDA margin,7 while advancing our first-mover advantage in the clean hydrogen market. We have allocated more than 50% of our total capital expenditures for FY 2023-2025 to our core business, underscoring our commitment to its continued growth. We have already launched multiple projects in recent years aimed at improving capacity, increasing efficiencies and reaching new industrial gas markets.

In tandem with these investments, Air Products is positioning the core business to capture opportunities for growth in expanding market segments. For instance, we have accumulated a critical mass of infrastructure strategically placed next to global electronics providers’ fabrication facilities, orienting our core industrial gas business to benefit from data center, AI and CHIPS Act tailwinds.

As a result of this approach, we have achieved significant tangible benefits to the business. Our on-site core capabilities model is driving resilience through a balanced mix of on-site and merchant sales. We are more heavily weighted toward the stable, infrastructure-like on-site business model than our peers, strengthening the durability of our business.

At the same time, we are expanding into clean hydrogen, a market with immense long-term potential:

•	Today, 80% of the global energy market is fossil fuel-based,[8] with clean hydrogen poised to play a major role in diversifying the mix of energy sources.

•	Clean hydrogen can be a source of energy like oil or gas but releases no climate-warming carbon dioxide, making it an ideal fuel for the future amid a global push to decarbonize emissions.

•

To grow long-term volumes, satisfy global decarbonization regulation, effectively serve evolving customer needs, and remain competitive, the industrial gases sector must invest in clean hydrogen capabilities.

According to independent experts, the clean hydrogen market is expected to be worth more than $600 billion by 2030 and exceed $1 trillion by 2050.9 Clean hydrogen may contribute up to 20% of total global abatement needed by 2050.10 Clean hydrogen is anticipated to have applications across a diverse array of end markets including road transport, shipping, iron, aluminum and steel, chemicals and petrochemicals, and power generation.

[7]	Non-GAAP financial measure. Visit investors.airproducts.com for reconciliation.
[8]	Source: International Energy Agency World Energy Outlook 2022
[9]	Source: Deloitte 2023 Global Green Hydrogen Outlook
[10]	Science Direct – Direct 2021; Emerging carbon abatement technologies to mitigate energy-carbon footprint- a review

No company is better positioned than Air Products – with more than 65 years of hydrogen experience – to meet the growing demand in this space, by serving global customers across industries working to improve efficiency and reliability while reducing emissions. Initially capturing even a small portion of the clean hydrogen market would provide incredible value for shareholders.

FIRST-MOVER ADVANTAGE IS ABSOLUTELY CRITICAL TO SUCCESS

IN THE CLEAN HYDROGEN MARKET – AND WE ARE SEEING EARLY RESULTS

There are four key elements that make being the first mover in clean hydrogen incredibly crucial, and where Air Products has an edge:

•

Land scarcity: Access to ample resources such as sun and wind are critical to produce green hydrogen; and the right geology, large land plots, low-cost natural gas for carbon sequestration, and skilled labor are essential for blue hydrogen production.

•	Limited supply chain partners: Supply chain logistics are complex, and the necessary intellectual property and partners are limited.

•	Securing best-in-class customer agreements: We have the best seat at the table to negotiate offtake agreements with customers.

•	Obtaining highest-quality financing partners: Meaningful capital investment is needed to secure the backing of financing partners with the proper scale and industry expertise.

Underpinning our advantage in these four important areas are the critical developments of proprietary knowledge and intellectual property, which enable a first-mover advantage to transition into a world-leading position.

Capturing a small portion of market share now will compound as the market continues to expand.

Because of our foresight and strategic investment, Air Products has achieved several early successes in clean hydrogen to date:

✓

We announced a pioneering supply agreement in June 2024, a 15-year take-or-pay agreement to supply 70,000 tons of green hydrogen annually to decarbonize TotalEnergies’ Northern European refineries starting in 2030. We are also in discussions for green hydrogen supply to its other EU refineries.

✓	60% of capacity for our Canada Net-Zero Hydrogen Energy Project is already committed, and negotiations for the remainder of the capacity are underway.

✓

We are the primary EPC contractor and system integrator of the NEOM Green Hydrogen Complex, the largest green-hydrogen-based ammonia production facility that will serve as a key solution for transportation and industrial sectors globally. Air Products is the exclusive off-taker of the green hydrogen produced in the form of green ammonia at the facility.

✓

We support Daimler’s European Hydrogen Refueling Network project to develop permanent and commercial scale hydrogen refueling stations and have announced networks are being built in California in addition to Canada and Europe.

These important achievements are underpinned by the Board’s relentless focus on disciplined capital allocation and risk management controls. We remain focused on delivering on the onstream dates we have outlined and are securing more contracted offtake. The Company expects to generate positive net cash starting in FY2027.

AIR PRODUCTS’ BOARD IS REFRESHED, INDEPENDENT AND FIT-FOR-PURPOSE –

MANTLE RIDGE’S PROPOSED NOMINEES WOULD REMOVE SIGNIFICANT AND RELEVANT EXPERIENCE AND EXPERTISE FROM THE BOARD

Our Board is committed to strong governance practices, including regular Board refreshment. This is demonstrated through our diverse and continuously enhanced Board composition. With Air Products shareholders supporting our nominations of Mr. Patel and Mr. Stern at the 2025 Annual Meeting, six out of nine Directors will have been first elected in the last five years. Our Board is world-class with expertise across a full range of disciplines, from operations and supply chain optimization to corporate governance and regulations. It consists of individuals with high-caliber executive and leadership experience in chemicals, industrial manufacturing and renewables as well as public company board experience.

Mantle Ridge is seeking to replace four directors who are integral to our Board: Seifollah (Seifi) Ghasemi, Edward L. Monser, Charles Cogut and Lisa A. Davis. If successful, Mantle Ridge’s nominees would eliminate significant and relevant expertise brought by these current directors and disrupt the significant progress the Company has made.

Seifollah “Seifi” Ghasemi Chairman, President and CEO of Air Products	Dennis Reilley Mantle Ridge Chairman Nominee

✓  Highly respected executive in industrial gases and specialty chemicals

✓  Shareholder in APD with personal stake totaling around $239 million[11]

✓  Incentives highly aligned with shareholders

✓  Appointed CEO in 2014 after Pershing Square / Paul Hilal supported his appointment to the Board

✓  Significant industry CEO and executive experience

X  Multiple news outlets reported, based on testimony in a federal court plea hearing, that he leaked to a friend non-public information he was privy to during the period he served as a director of Covidien, DowDuPont and Marathon Oil, including, in the case of Covidien, about an upcoming M&A transaction resulting in federal and SEC enforcement charges and fines against the friend and a business associate

[11]	Ownership value based on APD share price as of 12/13/2024

✓  Transformed Air Products by creating over $44 billion of shareholder value during his tenure[12]

✓  Built Air Products into the industry leader through organic revenue growth, margin expansion, EPS expansion, and the development and implementation of a Five-Point Plan to guide future success

X  Shortly before public disclosure of reportedly having leaked confidential information and the related enforcement actions, he resigned from three boards and has not served on the board of a public company since such resignations nearly six years ago

X  Has not held an executive or operating position in over 17 years

X  Owns no shares in APD

X  Longstanding relationship with Mr. Hilal from tenure on CSX Board in connection with Mantle Ridge’s settlement with CSX and serving as a nominee of Mantle Ridge in its activist fight at Dollar Tree

X  Has a two-year consulting agreement with Mantle Ridge, misaligning his interests from those of Air Products’ shareholders

Edward L. Monser Lead Independent Director of Air Products	Paul Hilal Mantle Ridge CEO and Nominee

✓  Significant experience in industrial operations and supply chain optimization

✓  Appointed in 2014 with support from Pershing Square / Paul Hilal who stated as recently as October 2024 that: Ed Monser is “the kind of truly independent, high-integrity and shareholder-oriented director nominee [ ] that we think can best serve shareholders[13]”

✓  Over 30 years of experience leading global engineering organizations through strategic change

X  No experience with the board or operations of an industrial gas or chemicals company

X  Track record of value destruction and mismanaged succession processes at all of Mantle Ridge’s public activist campaigns – Aramark, CSX and Dollar Tree – TSR relative to the S&P 500 during his Board tenures decreased at all companies: Dollar Tree -104%, CSX -69% and Aramark -63%[14]

[12]	Based on $25.2B market capitalization on June 30, 2014 (one day prior to first day as CEO) and December 13, 2024
[13]	Permission to use quote neither sought nor obtained
[14]	TSR Reflects dividend-adjusted total return percentage over tenure or as of 12/13/2024 for current positions

✓ Strong understanding of industrial operations, supply chain optimization and continuous improvement ✓ Extensive experience in international business operations in emerging markets

X  Dissident director slate appears assembled largely based on previous relationships and activism involvement as opposed to fit-for-purpose recruitment

X  Under his board oversight, CSX said in October 2024 it had received a subpoena from the Securities and Exchange Commission over an accounting restatement, as well as information requests about some of the company’s performance metrics

Charles Cogut Independent Director of Air Products	Tracy McKibben Mantle Ridge Nominee

✓  Leading corporate lawyer with multi-jurisdictional M&A expertise

✓  Regarded as one of the most prominent corporate lawyers in the United States

✓  39-year tenure at Simpson Thacher & Bartlett LLP where he specialized in: domestic, international and cross-border M&A, the representation of special committees of boards of directors, buyouts and other transactions involving private equity firms

✓  Previously served as a director of The Williams Companies, Inc.

X  Less relevant experience than targeted directors

X  Appears to have significantly less legal experience than Mr. Cogut

X  Energy experience via advisory work is redundant, but on a much less comparable level given Lisa Davis and Alfred Stern’s much more significant energy expertise

X  Former board experience includes governance issues involving related party transactions and involvement in controversial and unsuccessful activism campaigns

Lisa A. Davis Independent Director of Air Products	Andrew Evans Mantle Ridge Nominee

✓  Extensive experience leading world-scale energy projects, including renewables

✓  35-year tenure leading large, multi-faceted international businesses within energy and manufacturing industries, overseeing and implementing world-scale energy projects

X  Less relevant experience than targeted directors

X  Public executive and board experience limited to the U.S. and affiliation with an activist shareholder campaign

X  Industry credentials and renewable energy project experience pale in caliber to those of Lisa Davis

✓ Served on public boards in the U.S. and Europe, knowledge which is crucial to the Company as it implements complex international projects which are an increasing portion of the business

X  Oversaw the finances of the Vogtle nuclear power plant expansion project at Southern Co as CEO, which was plagued by construction delays and cost overruns – the project was seven years late and $17 billion over budget

MANTLE RIDGE’S PROPOSED EXECUTIVE CHAIRMAN CANDIDATE APPEARS ALARMINGLY UNFIT TO LEAD AIR PRODUCTS OR ANY PUBLIC COMPANY

The core pillar of Mantle Ridge’s efforts is the replacement of the Board’s lead independent director, Ed Monser, as well as our Chairman and CEO, Seifi Ghasemi, with its hand-picked successors, Dennis Reilley and Eduardo Menezes. As you consider changes which would upend the leadership at Air Products and derail our momentum, we believe it is important that you are aware of the following facts relating to Mr. Reilley that the Board became aware of during its thorough evaluation of Mantle Ridge’s nominees:

•

In February 2019, a purported friend of Mr. Reilley, John Davidson, signed a plea agreement with the United States, admitting to making a false statement to the FBI that he had never received from “D.R.” any non-public information, which “D.R.” had acquired as a result of his position on the boards of Marathon Oil, DowDuPont, or Covidien.[15] The plea agreement used the initials “D.R.” only when referring to the director in question. We note that Mr. Reilley was not named directly in the complaint by the United States.

•

Shortly thereafter, the media reported on the charges brought against Mr. Davidson, and noted clearly that the charges stemmed from the FBI’s investigation into Dennis Reilley and whether insider information was provided about the impending merger of Covidien PLC, with its rival, Medtronic Inc. The media noted that Mr. Reilley was a director at Covidien.[16]

•

In December 2019, an associate of Mr. Davidson, John Special, was found liable and ordered to pay nearly $3 million in an SEC enforcement action,[17] for allegedly trading on the basis of the information leaked by Mr. Davidson, who had received material, non-public information from a “Director” who served on the boards of Covidien, Marathon Oil and DowDuPont, including, in the case of Covidien, about a proposed transaction between Covidien and Medtronic. We note that Mr. Reilley was not named directly in the SEC’s complaint.

[15]	United States of America v. John Kenneth Davidson, Case No. 19-cr-56, filed on February 25, 2019. Transcript Dated March 5, 2019.
[16]	Nolan Clay, The Oklahoman, February 27, 2019, “FBI insider trading probe results in criminal charge in Oklahoma City federal court“
[17]	Securities and Exchange Commission v. Special et al, Case No. 19-cv-1152, filed on December 12, 2019.

•

Notably, before news of the plea agreement and SEC enforcement action became publicly known, in December 2018 and January 2019, Mr. Reilley resigned as director of CSX (to which he had been appointed by Mantle Ridge) and DowDupont (both in December 2018), and as director and chairman of Marathon Oil (in February 2019), respectively. Mr. Reilley has not served on a public company board since these resignations.

A portion of the transcript from the hearing in which Mr. Davidson pled guilty to lying to the FBI regarding who he received information in connection with the Covidien/Medtronic’s merger is pasted below. If true, the statements are deeply concerning, as they show the director in question leaked board confidences regularly with his friend:

MS. ANDERSON [Assistant U.S. Attorney]: And he D.R. provided you with nonpublic information he had received from all three of those boards, correct?

THE DEFENDANT: Yes, ma’am.

MS. ANDERSON: And he D.R. forwarded emails he received as a board member?

THE DEFENDANT: Yes, ma’am.

[…]

MS. ANDERSON: You had, in fact, received nonpublic information from D.R. that he had acquired from his board work at Covidien, Marathon and Dow, correct?

THE DEFENDANT: Yes, ma’am.

MS. ANDERSON: And sometime between March 2014 and May 15th, 2014, you specifically learned from D.R. about developing negotiations about Covidien’s merger with or acquisition by Medtronic, correct?

THE DEFENDANT: That is correct.

MS. ANDERSON: And you understood that information to be nonpublic, correct?

THE DEFENDANT: Yes, ma’am.

In a statement Mantle Ridge issued on December 13 in response to another media report on the matter, it stated, “To be clear, Mr. Reilley in no way acted inappropriately, and has never been accused of or charged with any impropriety or wrongdoing in connection with the matter.” Mantle Ridge also claimed in its response that Mr. Davidson’s testimony was “false”.

While Mr. Reilley was never formally charged by the FBI or the SEC for any wrongdoing, the information revealed in Mr. Davidson’s plea agreement and the SEC’s complaint against Mr. Special, if true, raises grave concerns about Mr. Reilley’s trustworthiness and ability to comply with his basic duty of confidentiality as a director. Mantle Ridge has offered no reasonable explanation to shareholders regarding this matter, other than to claim the testimony obtained under oath is false.

These circumstances not only call into question Mantle Ridge’s judgment in putting Mr. Reilley forward, but also the credibility of the entire Mantle Ridge slate and campaign. In the Board’s view, this matter should disqualify Mr. Reilley from ever again serving on a public company board.

MANTLE RIDGE’S PREFERRED CEO CANDIDATE IS INSUFFICIENTLY QUALIFIED

In addition, Mantle Ridge’s proposed CEO candidate, Eduardo Menezes, lacks public company CEO or board experience – two key criteria for Air Products’ next CEO that the Board established months ago. By proposing a CEO candidate like Mr. Menezes who would require substantial on-the-job training and chaperoning at a pivotal moment for the Company, Mantle Ridge has clearly demonstrated that it is not interested in a thoughtful succession process that would benefit all shareholders and is instead only concerned about its own interests. Mr. Menezes is insufficiently experienced and lacks the basic qualifications our Board is looking for in CEO candidates.

Key CEO Search Qualities Established Before Engagement with Mantle Ridge by the Air Products Board	Eduardo Menezes Mantle Ridge CEO Candidate

✓  Expert track record of value creation and superior industry experience as CEO or Board Director

✓  Strong investor relationships and well known to the investor community

✓  Current or former public company CEO

✓  Significant international experience

✓  Global relationships with policymakers and regulators

X  No significant employment experience outside of his tenure at Linde and the company’s subsidiaries

X  Was passed over for the CEO role at Linde after 35 years with the company, never being promoted beyond EVP and Head of EMEA

X  No public company C-suite or board experience

X  Retired since leaving Linde in 2021

In contrast to Mantle Ridge’s inadequate CEO candidate who fails to meet the Board’s previously communicated search criteria, Air Products is advancing with a CEO succession process to find an excellent candidate suited to lead the Company in this next stage of growth. This process was announced in August 2024, prior to D.E. Shaw’s, or Mantle Ridge’s involvement. The Board has committed to providing an announcement of a new President and related timeline for CEO succession no later than March 31, 2025.

Mr. Hilal and Mantle Ridge have run the same failed playbook in each of its three activist campaigns since its founding. Each case forced major changes, including replacing the CEOs, and have failed to create long-term value for shareholders relative to the S&P 500. Since its founding, Mantle Ridge has never run an activist campaign or made a CEO change that has driven outperformance.

Mantle Ridge’s stale, recycled playbook has failed before, and, if implemented at Air Products, would fail again. Mantle Ridge’s substandard Chairman and CEO candidates and lack of any credible plan leave us highly concerned that, if successful with its campaign, its actions would derail our clean hydrogen strategy and destroy shareholder value.

SAFEGUARD THE VALUE OF YOUR INVESTMENT IN AIR PRODUCTS BY VOTING “FOR” THE ELECTION OF ALL OF AIR PRODUCTS’ NINE NOMINEES ON THE WHITE PROXY CARD

The Board understands its responsibility to deliver value to ALL shareholders. The Board also, with the support of its leadership advisory firm, considered Mantle Ridge’s revised slate and unanimously determined these nominees still do not offer qualifications superior to Air Products’ well-balanced slate of nominees with the proper skills and experience to lead the Company through its next phase of growth.

•	Tonit M. Calaway, Independent – Executive Vice President, Chief Administrative Officer, General Counsel and Secretary of BorgWarner Inc.

•	Charles “Casey” Cogut, Independent – Retired Partner, Simpson Thacher & Bartlett LLP

•	Lisa A. Davis, Independent – Former Member of the Managing Board and CEO of Gas and Power for Siemens AG

•	Seifollah “Seifi” Ghasemi, Chairman, President, and CEO

•	Jessica Trocchi Graziano, Independent – Senior Vice President and Chief Financial Officer of United States Steel Corporation

•	Edward L. Monser, Independent, Lead Director – Retired President and Chief Operating Officer of Emerson Electric Co.

•	Bhavesh V. (“Bob”) Patel, Independent, New Nominee – Former President of Standard Industries

•	Wayne T. Smith, Independent – Retired Chairman and Chief Executive Officer of BASF Corporation

•	Alfred Stern, Independent, New Nominee – Chief Executive Officer and Chairman of the Executive Board of OMV Aktiengesellschaft

We strongly urge that you vote your shares “FOR” ONLY Air Products’ Nominees. Please discard any blue proxy card you may receive from Mantle Ridge.

Thank you for your ongoing support.

Sincerely,

The Air Products Board of Directors

For more information regarding our Board nominees and strategy, please visit: www.voteairproducts.com.

YOUR VOTE IS IMPORTANT. Whether or not you plan to virtually attend the 2025 Annual Meeting, please take a few minutes now to vote by Internet or by telephone by following the instructions on the WHITE proxy card, or to sign, date and return the enclosed WHITE proxy card in the enclosed postage-paid envelope provided. Regardless of the number of Company shares you own, your presence by proxy is helpful to establish a quorum and your vote is important.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” ONLY AIR PRODUCTS’ NINE NOMINEES AND PROPOSALS ON THE ENCLOSED WHITE PROXY CARD.

If you have any questions or require any assistance with voting your shares,

please call the Company’s proxy solicitor:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, New York 10022

Shareholders: 1 (877) 750-0537 (toll-free from the U.S. and Canada)

or +1 (412) 232-3651 (from other countries)

About Air Products

Air Products (NYSE:APD) is a world-leading industrial gases company in operation for over 80 years focused on serving energy, environmental, and emerging markets and generating a cleaner future. The Company supplies essential industrial gases, related equipment and applications expertise to customers in dozens of industries, including refining, chemicals, metals, electronics, manufacturing, medical and food. As the leading global supplier of hydrogen, Air Products also develops, engineers, builds, owns and operates some of the world’s largest clean hydrogen projects, supporting the transition to low- and zero-carbon energy in the industrial and heavy-duty transportation sectors. Through its sale of equipment businesses, the Company also provides turbomachinery, membrane systems and cryogenic containers globally.

Air Products had fiscal 2024 sales of $12.1 billion from operations in approximately 50 countries and has a current market capitalization of over $65 billion. Approximately 23,000 passionate, talented and committed employees from diverse backgrounds are driven by Air Products’ higher purpose to create innovative solutions that benefit the environment, enhance sustainability and reimagine what’s possible to address the challenges facing customers, communities, and the world. For more information, visit airproducts.com or follow us on LinkedIn, X, Facebook or Instagram.

Non-GAAP Financial Measures

This communication contains certain financial measures that are not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), including adjusted EPS, adjusted EBITDA, and adjusted EBITDA margin. On our website, at investors.airproducts.com, we have included definitions and reconciliations of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with GAAP. Management believes these non-GAAP financial measures provide investors, potential investors, securities analysts, and others with useful information to evaluate our business because such measures, when viewed together with our GAAP disclosures, provide a more complete understanding of the factors and trends affecting our business. The non-GAAP financial measures supplement our GAAP disclosures and are not meant to be considered in isolation or as a substitute for the most directly comparable measures prepared in accordance with GAAP. These measures may not be comparable to similarly titled measures used by other companies.

Forward-Looking Statements

This communication contains “forward-looking statements” within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s expectations and assumptions as of the date of this communication and are not guarantees of future performance. While forward-looking statements are made in good faith and based on assumptions, expectations and projections that management believes are reasonable based on currently available information, actual performance and financial results may differ materially from projections and estimates expressed in the forward-looking statements because of many factors, including the risk factors described in our Annual Report on Form 10-K for the fiscal year ended September 30, 2024 and other factors disclosed in our filings with the Securities and Exchange Commission. Except as required by law, we disclaim any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in the assumptions, beliefs or expectations or any change in events, conditions or circumstances upon which any such forward-looking statements are based.

#    #    #

Media Inquiries:

Katie McDonald, tel: (610) 481-3673; email: mcdonace@airproducts.com

Investor Inquiries:

Eric Guter, tel: (610) 481-1872; email: guterej@airproducts.com

Mun Shieh, tel: (610) 481-2951; shiehmh@airproducts.com

Also on December 18, 2024, the Company uploaded the following note to its employees to its intranet site:

CorpNEWS – 18 December 2024

Air Products Files Investor Presentation Highlighting Strategy to Deliver Superior Shareholder Value (12/18/24)

Dear Colleagues-

We wanted to take a moment to provide you with another quick update on Air Products’ proxy contest with activist investor Mantle Ridge, which owns a 1.8% stake in our Company and is seeking to gain four seats on our Board of Directors. On 18 December 2024, the Board issued another press release and letter to shareholders in connection with this: https://www.airproducts.com/company/news-center/2024/12/1218-air-products-files-investor-preso-highlighting-strategy-to-deliver-superior-shareholder-value

In addition, we filed an investor presentation entitled, “Creating Superior Shareholder Value Through Disciplined Investment in Clean Hydrogen.” The presentation goes into greater detail on why we believe our long-term two-pillar growth strategy is the right one, why Air Products’ nominees are the right leaders to move Air Products forward, and why shareholders should not support Mantle Ridge’s nominees. If you would like to review the presentation, please visit our Annual Meeting website at voteairproducts.com or the Filings/Reports section of our Investor Relations site.

As a reminder, if you are a shareholder in Air Products and need assistance voting your shares, you can visit voteairproducts.com for instructions, or you can contact our proxy solicitor, Innisfree M&A at 1(877) 750-0537 (toll-free from the U.S. and Canada) or +1 (412) 232-3651 (from other countries). Our leadership team strongly encourages those of you who own shares to vote ONLY “FOR” each of the nine highly qualified Air Products’ Nominees.

Please continue to stay focused on our mission and on our daily roles. As always, if you are contacted by any media, please direct them to the Corporate Communications team. If you are contacted by an analyst or investor, please direct them to our Investor Relations team.

Just as we have been, we will continue to keep you updated on any significant developments.

Thank you for your continued hard work and support.

All the best,

Seifi

Also on December 18, 2024, the Company posted the following material on its website, https://www.voteairproducts.com/:

Creating Superior Shareholder Value Through Disciplined Investment in Clean Hydrogen December 18, 2024

Forward-Looking Statements This presentation contains “forward-looking statements” within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s expectations; beliefs; plans; strategies; priorities and opportunities; future performance; business or financial prospects or outlook; future shareholder value; expected growth and value creation; profitability; investments; capital allocation, including dividends; financial performance; earnings expectations; expected drivers and guidance, including future unlevered free cash flow, adjusted EBITDA margin, and funding sources; expected benefits of new initiatives, including the Company’s expansion into the clean hydrogen market; cost reductions and efficiencies; products or business offerings (including timing and nature); priorities or performance; businesses and assets; future investments and output; collaborations; expected benefits; and other statements that are not historical in nature. These forward-looking statements are based on management’s expectations and assumptions as of the date of this presentation and are not guarantees of future performance. While forward-looking statements are made in good faith and based on assumptions, expectations and projections that management believes are reasonable based on currently available information, actual performance and financial results may differ materially from projections and estimates expressed in the forward-looking statements because of many factors, including those disclosed in our Annual Report on Form 10-K for our fiscal year ended September 30, 2024 as well as in our other filings with the Securities and Exchange Commission. Except as required by law, the Company disclaims any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in the assumptions, beliefs, or expectations or any change in events, conditions, or circumstances upon which any such forward-looking statements are based. Non-GAAP Financial Measures This presentation contains certain financial measures that are not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), including adjusted EPS, adjusted EBITDA and adjusted EBITDA margin. In Appendix A, we have included definitions and reconciliations of these non- GAAP financial measures to the most directly comparable financial measures prepared in accordance with GAAP. Management believes these non- GAAP financial measures provide investors, potential investors, securities analysts, and others with useful information to evaluate our business because such measures, when viewed together with our GAAP disclosures, provide a more complete understanding of the factors and trends affecting our business. The non-GAAP financial measures supplement our GAAP disclosures and are not meant to be considered in isolation or as a substitute for the most directly comparable measures prepared in accordance with GAAP. These measures may not be comparable to similarly titled measures used by other companies. 2

Executive Summary

01 Air Products Board and Management Have Consistently Delivered Results

- We are the most profitable industrial gas business in the world based on Adjusted EBITDA margin (A), growing at GDP or industrial production levels
  - We operate core industrial gases infrastructure globally, including 1,800 miles of industrial gas pipeline and 750+ production facilities
  - ~50% of FY2024 sales were driven by our on-site customers; our on-site business model yields stable and consistent returns given that costs are passed through to the customers, the contracts are long-term (e.g., 10-20 years), and customers pay fixed monthly charges and / or have minimum purchase requirements
- Significant gains in pricing, volume, and a stable, infrastructure-like on-site business model have delivered a 1,400bps increase in Adjusted EBITDA margin (A) and a compound annual Adjusted EPS growth rate (A) of ~11% since FY2014
  - Our sales have grown at a ~4% compound annual growth rate since FY2014 – higher than our public peers (B)
- Strong cash generation fuels continued increases in our dividend and strategic capital expenditures
  - Returned $11.5 billion of cash to shareholders since FY2014
  - We have executed 42 consecutive years of dividend increases and have delivered a ~9% compound annual dividend growth rate since FY2014
- Under the Board's and Seifi Ghasemi's leadership, Air Products has created more than $44B of shareholder value (C)
- Air Products has a track record of effectively executing on major projects, having successfully executed three major projects under the Board's and Mr. Ghasemi's stewardship over the last seven years alone – deploying $5B in capital and achieving overall returns across these projects exceeding our target
  - This includes the Lu'an Gasification Project, Jazan Industrial Complex and Uzbekistan Gas-to-Liquid Facility

02 The Board and Management Have Developed and Are Executing on a Focused Strategy to Extend the Core into Clean Hydrogen

- Today, fossil fuels account for more than 80% of global energy production, with a meaningful CO_2 footprint
  - Clean hydrogen is a clean fuel of the future because it can be a source of energy like oil or gas but releases no climate-warming carbon dioxide
- To grow long-term volumes, satisfy global decarbonization regulation, effectively serve evolving customer needs, and remain competitive, the industrial gases sector must invest in clean hydrogen capabilities
  - Clean hydrogen is a critical input for companies to reach their net-zero carbon emissions goals, including Air Products
- Today, we are considered the leading supplier of hydrogen globally, and we are working to extend our leadership into clean hydrogen
  - We were the first industrial gases company to sell gray hydrogen over-the-fence and have been doing so for 50+ years
  - We capitalized on global desulfurization regulations in the 1990s to further supply hydrogen to refineries
  - We are using this strategy again to build upon our core business and capture growth in clean hydrogen
- Because we are the first-mover, we have secured optimal locations globally and have begun forging critical supply chain and financing partnerships to excel in clean hydrogen
  - We are well-positioned to grow with the next phase of hydrogen development, which is clean hydrogen supported by the need to decarbonize hard-to-abate end markets
  - Our clean hydrogen growth will start with many of the same customers and end markets we know well and serve today
- We are replicating the core industrial gases model: anchor customers, long-term committed offtake ahead of construction, take-or-pay contracts with cost pass-through
  - We expect positive net cash starting in FY2027
  - Air Products' clean hydrogen projects are expected to deliver returns at or above our core industrial gas return levels, producing significant additional value to our shareholders

Sources: Company Filings and Presentations, Publicly Available Information, United Nations, Capital IQ
(A) Non-GAAP financial measure. See Appendix for reconciliation
(B) Peers include Air Liquide, Linde and Nippon Sanso. Air Products based on GAAP sales CAGR from 9/30/14 to 9/30/24 as reclassified to give effect to divestitures of the PMD and EMD businesses. Air Liquide based on CAGR from 12/31/14 to 12/31/24(E) and is adjusted for its acquisition of Airgas. Linde based on CAGR from 12/31/16 to 12/31/24(E) and is adjusted for its combination with Praxair. Nippon Sanso based on CAGR from 3/31/18 to 3/31/25(E) and is adjusted for its acquisition of Praxair European Assets. Starting revenue data-point is converted to USD at historical FX rate
(C) Based on $25.2B market capitalization on June 30, 2014 (one day prior to Seifi Ghasemi's first day as CEO) and December 13, 2024

3

AIR PRODUCTS

Executive Summary Refreshed, Independent and Fit-For-Purpose Board to Oversee Our Strategy 03 • The Air Products Board has the skills, experience, and expertise to oversee the successful execution of our two-pillar growth strategy to grow our core industrial gas business while capitalizing on our first-mover advantage in the clean hydrogen market and driving value creation • The Board and Management team have been responsive to shareholders regarding capital investment discipline, making several strategic announcements of late that had been under review, such as (a) not committing to new clean hydrogen projects until existing capacity is majority-committed and (b) no longer pursuing the Texas green hydrogen JV after concluding its return profile would be insufficient to meet our standards • The Board is committed to regular refreshment. To that end, six of nine directors on our slate were nominated in the last five years, including two new director nominees • Our two new nominees, Bob Patel and Alfred Stern, were selected after an extensive search process and bring significant experience leading and overseeing public companies as CEOs – Each has a stellar record growing major industrial companies internationally and capitalizing on clean energy and sustainability opportunities • The Board is conducting a thorough search, aided by an independent search firm, for a President to serve as a qualified CEO successor to Mr. Ghasemi – This search began in January 2023 and was formally announced in August 2024, prior to D.E. Shaw’s or Mantle Ridge's involvement. We anticipate the announcement of the new President and related timeline for CEO succession no later than March 31, 2025 • The Board is confident that we will recruit a candidate of superior caliber and experience: someone well known to investors and a current or former public company CEO with significant international experience and relationships to address the scale of our business • The Board is currently prioritizing five candidates from a pool of over 1,000 candidates Without Any Serious Plan for Value Creation, Mantle Ridge Seeks to Replace Air Products’ Board Leadership with Inferior Nominees 04 with Questionable Independent Thought • Our interactions with Paul Hilal and Mantle Ridge demonstrate a lack of judgment and a pattern of behavior that is beyond the basis for reasonable, constructive engagement. Mantle Ridge is seeking to seize control of Board leadership and management by replacing our Lead Independent Director, replacing two of three independent committee Chairs, firing our CEO, replacing the executive team, and halting our strategy that is on track to create substantial long-term shareholder value, without any viable alternative for growth • Mantle Ridge has proposed a new CEO candidate, despite not nominating him to their slate, who lacks public company CEO experience, has never served as a public company director and has not served in an operational role in four years • Mantle Ridge has proposed an Executive Board Chairman candidate who, according to media reports and court filings and transcripts, may have leaked confidential information from three companies on whose boards he was serving to a friend, leading to criminal charges being brought against the friend for lying to the FBI, and SEC enforcement action against the friend and another individual who appears to have traded on the basis of such information • Shortly before public disclosure of this candidate’s reportedly having leaked confidential information and the related enforcement actions, the candidate resigned from three boards and the candidate has not served on the board of a public company since such resignations nearly six years ago, and has not served in an operating role in 17 years • The election of Mantle Ridge's slate of nominees would remove critical expertise from our Board, including our CEO and Lead Independent Director, along with two other highly-qualified independent directors with extensive experience leading world-scale energy projects and multi-jurisdictional M&A expertise • We believe Mantle Ridge’s nominees have been selected, not because their experience is superior to or more relevant than our existing nominees, but rather because of pre-existing relationships with Mr. Hilal or their history as previous activist nominees • Shareholders should be concerned that the relationships between certain of Mantle Ridge’s nominees and Mr. Hilal could preclude them from acting independently 4

Business and Strategy Overview 5

Air Products Today

- Air Products (NYSE:APD) is a **world-leading industrial gases company,** providing essential industrial gases, related equipment, and applications expertise to customers around the world in dozens of industries
- Air Products also develops, engineers, builds, owns, and operates some of the **world's largest clean hydrogen projects – capitalizing on the transition to low- and zero- carbon energy in the industrial and heavy-duty transportation end markets**
- Industrial gases produced include Argon, Carbon Dioxide, Carbon Monoxide, Syngas, Helium, Hydrogen, Nitrogen, Oxygen, and specialty gases

$12.1B FY2024 Sales	**~23,000** Employees	**~50** Countries
~$69B Market Cap (A)	**~42%** FY2024 Adj. EBITDA Margin (B)	**250,000+** Customers
1,800 Miles of Industrial Gas Pipeline	**750+** Production Facilities	**30+** Industries Served

FY2024 Sales Breakdown

By End Market


Medical 5%
Food 5%
Other 5%
Chemicals 22%
Manufacturing 10%
Metals 15%
Energy 21%
Electronics 17%

By Segment


Other 8%
Americas 42%
Europe 23%
Asia 27%

By Supply Mode


Sale of Equipment 7%
On-site 49%
Merchant 44%

6

Sources: Company Filings and Presentations
(A) As of December 13, 2024
(B) Non-GAAP financial measure. See Appendix for reconciliation

An Introduction to Industrial Gases What Are Industrial Gases? • Industrial gases businesses deliver mission-critical inputs to large-scale manufactures to enable them to drive efficiency and reduce emissions • Most common industrial gases are oxygen, nitrogen, hydrogen, carbon dioxide, and argon • The Atmosphere consists of 78% nitrogen, 21% oxygen, 1% argon, and traces of other gases such as neon, krypton, and xenon; hydrogen is manufactured How Are They Produced? • Atmospheric Gases: Atmospheric air is separated into different gases, commonly through distillation • Process Gases: Extracted from natural gas sources or produced as byproducts of chemical production and then separated and purified Where Are They Used? Consumer Related Industry Related Chemicals & Electronics Medical Food Manufacturing Metals Energy Who Are The Global Players? (A) 7 Source: National Oceanic and Atmospheric Administration (A) Private company; all other global players are publicly-traded

Air Products Maintains a Near-Majority Infrastructure-like Business Model Enables Stability Through Cycles Supply Through-Cycles Duration of Cost Pass- Key Take-or-Pay (A) Mode Mode of Supply Contract Through Attributes 49% • Stable, infrastructure-like • Facilities on or • Includes attractive electronics end near customer market On-Site sites 10-20 Years• Growth primarily driven by volume ✓✓ • Pipeline • Large-volume customers with long- Systems term contracts 34% • Follows trends in end markets • Bulk Form served Liquid Bulk 3-5 Years • Tanker or Tube Trailer • Includes attractive healthcare end market • Subject to end-customer demand 10% volatility given contract structure • Small Quantities • Price fluctuates Packaged Gas• Cylinder or Short-Term Dewar• Growth driven by both volume and price % of Air Products FY2024 Sales 8 Sources: Company Filings and Presentations and Publicly Available Information (A) Remaining 7% of FY2024 sales attributable to Sale of Equipment 44% of Sales (Merchant)

Air Products' Two-Pillar Growth Strategy


Core Industrial Gases
Clean Hydrogen

Core Industrial Gases

Size of Prize: **~$100B+**

- **World-leading industrial gases business** with a reputation for innovative culture, operational excellence, and commitment to safety
- **Leading supplier of atmospheric gases, process gases and specialty gases** in the Americas, Asia, Europe, Middle East and India
- **Serves customers globally**, providing atmospheric, process, and specialty gases, related equipment, and applications expertise
- **Develops, engineers, builds, owns, operates, and maintains** some of the world's largest industrial gas projects
- **Serves customers in dozens of industries** who rely on our products, related equipment, and applications expertise to **improve efficiency and reduce emissions**

GDP+ Growth at 40%+ Adjusted EBITDA Margin (A) with Strong and Contracted Cash Flows

Clean Hydrogen

Size of Prize: **~$600B+**

- Extension of core business and **65+ years of experience as a market leader in end-to-end supply of hydrogen**
- **First-mover advantage**: optimum locations for renewable resources; access to low-cost natural gas and geology; and ability to negotiate clean hydrogen offtake agreements, establish industry pricing and develop intellectual property
- Strategy to initially **capture a small portion of the vast, high-growth global hydrogen market**
- **Green hydrogen demand driven by Europe's** targets to decarbonize energy, industrial, and shipping industries
- **Blue hydrogen demand driven by Asia's** targets to decarbonize the power sector

GDP+ Growth, Target Returns At or Above Our Core Industrial Gas Return Levels

9

Sources: Gasworld Intelligence, *Deloitte's 2023 global green hydrogen outlook*; 2030 market size
(A) Non-GAAP financial measure. See appendix for reconciliation

AIR PRODUCTS

The Board and Seifi Ghasemi Delivered on All Aspects of The 2014 Five-Point Plan…

Five-Point Plan

1 Focus on the Core

- ✓ Grew from 170K customers to 250K+ today
- ✓ Sold Performance Materials (Jan-2017) and spun off Electronics Materials (Oct-2016) to focus on the core (A)
- ✓ Sold LNG process technology & equipment business (Sep-2024)

2 Restructure Organization

- ✓ Restructured into a fully decentralized, regionally-run organization
- ✓ Established additional business unit P&L responsibility to drive results
- ✓ Reduced excess layers of management

3 Change Culture

- ✓ Safety-first culture; key safety metrics >50% improved since FY2014
- ✓ Simplified working processes, including decision-making
- ✓ Speed as a core pillar of Air Products' culture

4 Control Capital / Costs

- ✓ Established minimum target hurdle rate of 10% IRR for new projects
- ✓ Every capital expenditure >$5 million requires CEO approval
- ✓ Cost discipline and productivity actions as top organizational priorities

5 Align Rewards

- ✓ Senior management to have meaningful stock ownership, aligning interests with shareholder
- ✓ New annual incentive plan included aggressive targets for Adjusted EPS and business unit-level results

Under The Board's and Seifi Ghasemi's Leadership,
Air Products Has Created More Than $44B of Shareholder Value (B)

10

Sources: Air Products 2015 Annual Report, SEC Filings
(A) Air Products completed the sale of its Performance Materials Division in January 2017. Air Products completed the spin-off of the Electronics Materials division as Versum Materials in October 2016
(B) Based on $25.2B market capitalization on June 30, 2014 (one day prior to first day as CEO) and December 13, 2024

AIR PRODUCTS

…And Have Made Significant Progress on Margin Expansion, Above- Market Growth, and Portfolio Clarity FY2014 FY2024 41.7% (B) 27.7% Significant Adjusted EBITDA (A) Margin Expansion $12.43 (B) (A) $4.42 11% Adjusted EPS CAGR Key Financial Statistics 4% 7% (C) Delivering on Portfolio Clarity 23% On-site 41% 49% Merchant 44% Electronics & Performance Materials Equipment & Energy 32% Under The Board’s and Seifi Ghasemi’s Leadership, (D) Air Products Has Created More Than $44B of Shareholder Value Sources: Company Filings and Presentations and Publicly Available Information (A) Non-GAAP financial measure. See appendix for reconciliation 11 (B) Reflected on a restated basis, accounting for separations of Performance Materials Division and Electronic Materials Division (C) Based on sales by supply mode. Air Products has re-segmented since FY2014. Tonnage Gases supply mode is now categorized as On-Site (D) Based on $25.2B market capitalization on June 30, 2014 (one day prior to first day as CEO) and December 13, 2024

Our Clean Hydrogen Business Model Is In-Line with the Traditional Industrial Gas Business Model

	Core Industrial Gases	Clean Hydrogen
Market Size and Geographic Focus	*$100B+ | Highly Global with ~40% US, ~50% Asia & Europe Based on FY2024 Sales (A)*	*~$600B+ | Focused on Europe and Asia, Driven by Stringent Emissions Regulation*
Long-Term Commitments	✓ *Long-term contracted revenue commitment*	✓ *Long-term contracted revenue commitment*
Anchor Customers	✓ *Given on-site model, typically one major anchor customer plant is committed*	✓ *Our new projects going forward will have anchor customers committed*
Contractual Protections	✓ *Take-or-pay, energy cost change pass-through, inflation pass-through*	✓ *Take-or-pay, energy cost change pass-through, inflation pass-through*
Cash Flow Profile	✓ *Target <20% Capex / Sales (B)*	✓ *At run-rate, in-line with Core Industrial Gases business (B)*
Target IRR	✓ *Target >10% unlevered IRR for new projects*	✓ *Target >10% unlevered IRR for new projects*

12

Sources: Gasworld Intelligence, Deloitte's 2023 global green hydrogen outlook; 2030 market size
(A) Based on Air Products FY2024 sales breakdown
(B) Non-GAAP financial measure. It is not possible, without unreasonable efforts, to reconcile forecasted capital expenditures to future cash used for investing activities because management is not able to identify the timing or occurrence of future investment activity, which is driven by management's assessment of competing opportunities at the time the Company enters into transactions

AIR PRODUCTS

Executing on Our Strategic Priorities to Drive Value Creation 13

The Board Has Established a Successful Strategy

Leadership Action	Description	Status
1 **Deliver for Customers via the Core Business**	• Continued investment in our core industrial gas business which has **industry-leading margins** [(A)] • **Long-term take-or-pay contracts** and **cost pass-through** underpin business stability • **Proportionally higher on-site** sales mix relative to peers [(B)] • **Strong cash generation** fuels strategic capital expenditures and continued increases in dividend • Focus remains on delivering **significant efficiency and productivity benefits for our global customers**	✓ Achieved / Underway
2 **Grow our Core Industrial Gases Business**	• **Achieve above-market growth** via exposure to secular growth end markets such as electronics (17% of FY2024 sales), manufacturing (10%), medical (5%), and food (5%) • Positioned to benefit from **data center, AI, and CHIPS Act tailwinds**, with a critical mass of infrastructure already in place in strategic locations where global electronics companies operate semiconductor production facilities • Focused **Asia Pacific growth strategy** to develop gasification and electronics projects in region • Global **industrialization and heightened focus on energy** security to drive demand for core industrial gases	✓ Achieved / Underway
3 **Extend Our Core Into Clean Hydrogen**	• **Clean hydrogen** identified as the next growth frontier in industrial gases • **Comparable business model** (take-or-pay, cost pass-through) and **target returns at or above our core industrial gas return levels for new projects** • **Need for decarbonization driven by multiple factors:** Population growth, climate change, and global emissions policy • **Success will be captured by being a first-mover** – developing proprietary intellectual property and know-how and securing the best locations, supply chain partners, financing partners, and high-quality contracts with blue-chip customers • **Leverage expertise developed during successful completion of three major recent projects** (Lu'an Gasification Project, Jazan Industrial Complex, and Uzbekistan Gas-to-Liquid Facility), with overall returns across these projects exceeding our target	~ Early Innings of Growth

14

Sources: Company Filings and Presentations, Publicly Available Information
(A) Based on Adjusted EBITDA Margin
(B) Peers include Air Liquide and Linde. Nippon Sanso does not disclose on-site mix. Air Liquide sales mix based on Wall Street Research (permission to use data neither sought nor obtained). Linde sales mix based on Company Filings

AIR PRODUCTS

1 Air Products Has Achieved Sector-Leading Sales Growth Long-Term Organic Sales Compound Annual Growth Rate (A) 4.0% 3.7% 3.5% 3.0% (B) 2.5% 2.3% (C) 2.0% 1.7% (D) 1.5% 1.3% 1.0% 0.5% 0.0% Air Products Nippon Sanso Linde Air Liquide Consistent Investment Has Led to Stronger Organic Sales Growth as Compared to Peers Sources: Company Filings, Company Press Releases, Capital IQ (A) Based on GAAP sales CAGR from 9/30/14-9/30/24 as reclassified to give effect to divestitures of the PMD and EMD businesses 15 (B) Based on CAGR from 3/31/18 to 3/31/25(E). Adjusted for acquisition of Praxair European Assets. Starting revenue data-point converted to USD at historical FX rate. Latest revenue data-point converted to USD at current FX rate (C) Based on CAGR from 12/31/16 to 12/31/24(E). Adjusted for combination with Praxair (D) Based on CAGR from 12/31/14 to 12/31/24(E). Adjusted for acquisition of Airgas. Starting revenue data-point converted to USD at historical FX rate. Latest revenue data-point converted to USD at current FX rate

1 Under the Board’s and Seifi Ghasemi’s Leadership, Margins Have Become Best-in-Class (A)(C) (A)(B) LTM Adjusted EBITDA Margin (%) Air Products Adjusted EBITDA Margin 45% 45.0% 41.7% 41.7% 40.9% 40.0% 38.2% 40% 38.9% 37.6% 37.3% 35.0% 34.9% 30.0% 34.9% 33.4% 27.7% 34.2% 35% 25.0% 22.8% 31.0% 20.0% 30% 27.7% 15.0% Rising energy costs inflated sales (denominator), 10.0% simultaneous lag in full 25% pass-through / recovery 5.0% 0.0% 20% 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Air Products Linde Air Liquide Nippon Sanso (A) Air Products is the Most Profitable Industrial Gas Business in the World Based on Adjusted EBITDA Margin Sources: Company Filings, Public Financial Statements (A) Non-GAAP financial measure. See appendix for reconciliation (B) Certain historical periods presented in the chart above were updated subsequent to filing the respective Annual Report on Form 10-K with the Securities and Exchange Commission. Fiscal years 2014 through 2016 reflect 16 classification of the PMD and EMD businesses as discontinued operations due to their separation in FY2017. Fiscal years 2014 through 2017 reflect retrospective application of the presentation requirements set forth in Accounting Standards Update ( ASU ) No. 2017-07, Compensation—Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost (C) Reflects latest LTM period available. For Air Products and Linde, reflects 9/30/24 LTM. For Nippon Sanso, reflects 10/31/24 LTM. For Air Liquide, reflects 12/31/23 LTM

(A) 1 Air Products Has Consistently Grown its Adjusted EPS and Dividend (A) Adjusted EPS ($) Dividends Per Share ($) $14.00 $8.00 $13.00 $12.00 $7.00 $11.00 $6.00 $10.00 $5.00 $9.00 $4.00 $8.00 $7.00 $3.00 $6.00 $2.00 $5.00 $1.00 $4.00 $3.00 $0.00 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 (A) Non-GAAP financial measure. See appendix for reconciliation 17

2 Air Products’ On-Site Model Drives Resilience Our Core Capabilities Are in the Traditional On-Site Business Model • Balanced mix of on-site and (A) Latest Sales Breakdown: Supply Mode merchant sales ꟷ Peers more heavily weighted (B) toward more volatile merchant & packaged businesses • On-site business governed by: 24% ꟷ Take-or-pay contracts, including minimum volume commitments 37% ꟷ 10-20 year contracts 44% ꟷ Price escalation provisions 12% 55% ꟷ Energy / cost inflation pass- 49% through mechanisms 64% 8% 7% (C) On-site Merchant Other Core On-Site Business Model Logical Extension is to Hydrogen Markets Sources: Company Filings and Wall Street Research (permission to use data neither sought nor obtained) 18 (A) Nippon Sanso is excluded as it does not report sales by supply mode (B) Based on Cowen equity research report on Air Products dated March 18, 2021. Permission to use data neither sought nor obtained (C) For Air Products, includes liquid bulk and packaged gas

2 Core Industrial Gases Business Serves Key Growth End Markets

SECULAR GROWTH END MARKETS [A]

More Resilient, GDP+ Growth


17%
Electronics

- **Example Customers:** Semiconductor Fabricators, Solar Panel Manufacturers, Display / LED Manufacturers
- **Example Use:** Provides gas purity and related supply equipment for semiconductor fabrication


5%
Medical

- **Example Customers:** Hospitals, Medical Offices and Clinics, Homecare Customers Diagnostic Facilities (MRI)
- **Example Use:** Respiratory oxygen and Whole-Body Cryotherapy (WBC)


5%
Food

- **Example Customers:** Food & Frozen, Food Producers, Agricultural Produce, Fish Farmers
- **Example Use:** Ultra-fast freezing, optimized grinding processes, and extended shelf life

INDUSTRIAL-RELATED END MARKETS [A]

Subject to Some Cyclicality


43%
Chemicals & Energy

- **Example Customers:** Oil Companies, Chemical Companies, Syngas Users
- **Example Use:** Hydrogen, oxygen, nitrogen, carbon monoxide, and syngas as feedstocks


15%
Metals

- **Example Customers:** Steelmakers, Metal Recovery & Recycling Companies, Mining Companies
- **Example Use:** Argon used for unique inerting, thermal conductivity, and other properties


10%
Manufacturing

- **Example Customers:** Automative & Aerospace OEMs, Pulp & Paper Producers, Consumers Battery Manufacturers
- **Example Use:** Carbon fiber manufacturing using nitrogen or argon to create an inert atmosphere

19

Source: Publicly Available Information
(A) Reflects FY2024 end market mix. Remaining 5% of FY2024 sales attributable to "Other" end markets

AIR PRODUCTS

2 Air Products Continues to Grow the Core Industrial Gases Business >50% of FY2023-FY2025 Total Capex is for Core Industrial Gases Announced Long-Term Build, Own, and Operate Awarded Long-Term Two New Air Separation Industrial Gases Supply Hydrogen and Nitrogen Agreement with World- Units at Air Products’ Supply Agreement for leading Semiconductor Facilities in Georgia and Indian Oil Corporation North Carolina Manufacturer in Asia Announcement Date: June 2022 Announcement Date: July 2024 Announcement Date: April 2022 • Build, own and operate state-of-the-art on-site • Air Products will construct two new air separation • Build, own and operate a new industrial gases plants to supply ultra-high purity nitrogen, oxygen, units (ASU) at its existing Conyers, Georgia and complex supplying hydrogen, nitrogen and steam argon and hydrogen Reidsville, North Carolina locations to IOCL’s Barauni Refinery in Bihar, India • Won a contract from one of the world’s largest • Both new ASUs will replace older units and • The new industrial gas complex will aid IOCL’s semiconductor manufacturers to supply provide additional capacity at the locations capacity expansion from six to nine million industrial gases to a new plant in Taiwan tonnes per annum producing Euro-VI or BS-VI • Projected to be onstream in 2026 compliant gasoline and diesel at its Barauni complex 20

3 Clean Hydrogen is an Extension of Our Core Business… Leveraging Our Hydrogen Expertise to Create New Growth • Air Products was the first industrial gas company to sell gray hydrogen over-the-fence • In the 1990s, Air Products significantly expanded its presence in supplying hydrogen to First-Mover in Flue-Gas refineries as increasingly strict emissions regulations were put in place Desulfurization, Forging • Built high-efficiency hydrogen plants for refineries, set up distribution infrastructure, and Early Partnerships in established institutional knowledge and intellectual property to excel in the hydrogen business in Hydrogen the decades to come through first-mover advantage • Formed partnerships early on with both the public sector and private sector, establishing a reputation as the hydrogen provider of choice • Today, Air Products is considered the leading supplier of hydrogen globally • Operates >110 hydrogen production facilities with >700 miles of hydrogen pipeline networks globally Air Products Now Has the Leading Gray Hydrogen • Executed more than 250 hydrogen fueling stations projects in 20 countries globally – relative to each (A) of Air Liquide’s and Linde’s 200 hydrogen fueling stations Platform • >50 customers with long-term hydrogen contracts • Once again capitalizing on global decarbonization regulations Green and Blue Hydrogen • Well-positioned to grow with the next phase of hydrogen development, which is clean hydrogen supported by the need to decarbonize hard-to-abate end markets Are Logical Extensions of Core Industrial Gases • Replicating our core industrial gases model: on-site with long-term take-or-pay contracts • We expect positive net cash starting in FY2027 (A) Sources: Linde Company Website, Air Liquide Company Website 21

3 … And a Growth Opportunity Well-Aligned With Our Core Capabilities

Leveraging Our Hydrogen Expertise to Create New Growth

	Core Industrial Gases	Gray Hydrogen	Blue Hydrogen	Green Hydrogen
Expertise in Hydrogen Through Core Industrial Gases Business	• Atmospheric gases: oxygen, nitrogen, argon • Process gases: hydrogen, helium, carbon dioxide, carbon monoxide, syngas • Specialty gases	• Process gases: hydrogen • Natural gas	• Process gases: hydrogen • Carbon capture	• Process gases: hydrogen • Renewable energy
Consistent Strategy	• Heavily focused on on-site model • Customers require large volumes with relatively constant demand • Target all regions globally	• Serving customers through various modes, including on-site • Offered globally in a variety of purities • Extensive infrastructure in place	• Unique, highly valuable molecule commanding premium pricing • Target customers in Asia, where decarbonization regulations promote emissions reduction	• Unique, highly valuable molecule commanding premium pricing • Target customers in Europe, where demand is driven by RED III, ReFuelEU Aviation, FuelEU Maritime Regulation
Supplying Customers On a Long-Term, Contracted Basis	• Contracted offtake • Pioneered the on-site business model over 80 years ago • ~50% on-site sales mix [A]	• Contracted offtake • Large-scale on-site hydrogen plants	• Contracted offtake • Long-term, take-or-pay customer contracts	
Expanding Into New, Attractive End Markets	Energy, Chemicals, Electronics, Metals, Manufacturing, Medical, Food	Energy, Chemicals, Electronics, Metals, Manufacturing, Medical, Food	Energy, Chemicals, Steel, Aggregates, Power Plants, Shipping	

Air Products' Board and Leadership Team Have Led the Company's Expansion into Clean Hydrogen

(A) Based on Air Products FY2024 sales

AIR PRODUCTS

22

3 Where We Will Replicate Our Gray Hydrogen Growth Strategy Leveraging Our Hydrogen Expertise to Create New Growth • Hydrogen is critical to petroleum Growth of U.S. Gulf Coast Franchise refiners who depend on it to (million standard cubic feet per day) produce low sulfur fuels to meet clean air regulations and increase per-barrel production • Petrochemical producers rely on 2,0 00 hydrogen to back up their 1,837 operations and as an outlet for 1,8 00 1,662 their hydrogen off-gas 1,6 00 • Air Products has expanded its 1,4 00 U.S. Gulf Coast network to meet 1,123 1,2 00 customer demand 1,0 00 ꟷ 25 hydrogen facilities 800 ꟷ >1,800 mmscfd 600 ꟷ ~700-mile hydrogen pipeline 400 ꟷ >50 customers with long- 200 term contracts 0 2014 2020 2024 Clean Fuel Regulations and Heavier Crude Slates Have Driven Significant Demand for (Gray) Hydrogen, Which Air Products Has Capitalized On 23

3 Decarbonization is Supported by Global Regulation

- A global energy transition and coordinated drive toward more sustainable industry inputs remains a durable theme across our markets
- Transitory policy shifts will impact rate of adoption locally (e.g., recent US election), but decarbonization likely to continue to see momentum
  - The theme falling "out of favor" with investors solely reflects short-term outlook
  - The long-term financial attractiveness of the clean hydrogen strategy remains intact

Market	Product	EUROPE	JAPAN	KOREA
Deep Sea Shipping	NH_3	• Fuel EU Maritime • IMO 2023 GHG Strategy • EU Emission Trading System	• IMO 2023 GHG Strategy	• IMO 2023 GHG Strategy
Power Generation	NH_3	• EU Emission Trading System • Renewable Energy Directive III	• Japan carbon tax • Ammonia co-combustion targets • Japan's Basic Hydrogen Strategy	• Korea ETS • Clean Hydrogen Portfolio Standard • Ammonia and hydrogen use in power • Hydrogen Economy Roadmap
Chemical Production	NH_3	• EU Emission Trading System • Renewable Energy Directive III • CBAM	• Japan carbon tax • Japan's Basic Hydrogen Strategy	• Korea ETS • Hydrogen Economy Roadmap
Industry	GH_2	• EU Emission Trading System • Renewable Energy Directive III	• Japan carbon tax • Japan's Basic Hydrogen Strategy • Contract for Difference (CfD)	• Korea ETS • Hydrogen Economy Roadmap
Inland Shipping	GH_2	• Fuel EU Maritime • EU Emission Trading System • Restrictions in navigation areas	• NA	• NA
Merchant	H_2	• EU Emission Trading System • Renewable Energy Directive III	• NA	• NA
Heavy Duty, Road, and Mobility	LH_2	• Renewable Energy Directive III • CO_2 emission standards for new HDV • EU Emission Trading System 2 • AFIR • National Road taxes (toll tax)	• Japan carbon tax • Japan's Basic Hydrogen Strategy	• Korea ETS • Hydrogen Economy Roadmap
Aviation	LH_2	• Refuel EU Aviation • EU Emission Trading System	• NA	• Korea ETS
Passenger Shipping	LH_2	• Fuel EU Maritime • IMO 2023 GHG Strategy • Restrictions in navigation areas	• NA	• NA

Meaningful Tailwinds Globally, Particularly in Europe and Asia – Which Are the Target Markets For Our Clean Hydrogen Projects

24

AIR PRODUCTS

3 Clean Hydrogen has Applications Across a Diverse Array of Growing End Markets Hydrogen May Contribute Up to 20% of Global Emissions Clean Fuels Can be Widely Applied to Decarbonize a Broad (A) Reduction by 2050 Range of End Markets (B) Annual CO Emission (Gt/year) / Abatement by Technology (%) 2 Energy-related CO Emissions (Gt/yr) 2 End Markets Key Decarbonization Solutions 35 Clean Up to 20% Hydrogen Shipping Clean Ammonia, Biofuels, Electrification Buildings 30 Iron, Aluminum, Clean Hydrogen, Carbon Capture Storage (CCS), Biomass, and Steel Circular Economy, Electrification 25 Transport District Heat Chemicals and 20 Biomass, Clean Hydrogen, CCS, Circular Economy Petrochemicals Other 80% Renewables 15 & Energy Power Generation Clean Ammonia, Cleaned Biogas, Renewables Power Efficiency 10 Road Transport Direct Electrification, Clean Hydrogen, Biofuels 5 Industry Aviation Biofuels, Synfuels from Clean Hydrogen, Electrification 0 2010 2020 2030 2040 2050 (A) Science Direct – Direct 2021; Emerging carbon abatement technologies to mitigate energy-carbon footprint- a review 25 (B) Hydrogen Council and McKinsey & Company – November 2021; Hydrogen for Net-Zero| A critical cost-competitive energy vector

3 Clean Hydrogen Represents a Trillion Dollar Market Opportunity

Air Products' Approved Clean H_2 Projects Represent <1% of the Future Market

- Decarbonization of hard-to-abate end markets (heavy industry and heavy-duty transportation)
- Already >1,000ktpa of public tenders for clean hydrogen
- Adoption driven by both first-movers and compliance requirements

Evolution of Clean Hydrogen Demand by End Market



2030
2050
Iron & Steel
Diversified Industrial (A)
Transportation (B)
Power
Buildings
172 MtH2eq
598 MtH2eq

Market Revenue Opportunity: $642B → ~2x → $1.4T

26

Source: *Deloitte's 2023 global green hydrogen outlook*
(A) Includes chemicals, textile fibers manufacturing, electronics, recycling, and oil refining
(B) Includes aviation, shipping, and heavy road transport

3 First-Mover Advantage is Absolutely Critical to Success in the Clean Hydrogen Market Limited Supply Land • Transition to clean hydrogen requires significant upfront Chain Partners Scarcity capital, but there is no concept of a ‘fast-follower’• Access to renewable resources is critical to • Supply chains to enable new clean hydrogen produce green hydrogen (e.g., sun and wind) facilities are complex • New facilities require land, • Geology and low-cost natural gas for carbon • Putting in place the right supplier and access to labor, permits, vendor sequestration to make blue hydrogen transportation & logistics arrangements is a relationships, and potentially • Requires massive plots of land in areas with significant undertaking outside capital – each of which available skilled labor• Suppliers look to partner with well-capitalized, have limited participants in the • After acquiring land, projects require extensive credible leaders with intellectual property value chains permitting • Critical to show customers real progress on the ground to Best-in-Class Customer High-Quality secure contracts Offtake Agreements Financing Partners • Projects can take up to 10 years • First-movers get the best seat at the table with • Meaningful capital investment needed, with a to come onstream customers to negotiate the offtake agreements narrow set of financing partners focused on • Ability to establish market pricing as a first- investing at scale in clean energy • Partnerships across the value mover• Access capital markets while still unsaturated – chain are being forged now to set the business up for success • Virtuous cycle – proven results and progress both on the private and public / government side attracts customers 10+ years from now Underpinned by Critical Development of Proprietary Know-How and Intellectual Property 27

3 Significant Market Demand for Clean Hydrogen Exists Today, and Air Products Only Needs to Capture a Small Share of This Market

Green Hydrogen

- Various leading companies have issued capacity requests that far exceed the capacity of our green hydrogen project and the construction in NEOM
- TotalEnergies' RFQ accounts for only 10% of gray hydrogen now used by European refineries
- The output of our NEOM project is less than 5% of the gray hydrogen used by European refineries

Blue Hydrogen

- Asia Pacific is home to five of the top 10 biggest emitters globally, cementing its crucial role in the global energy transition
- Blue hydrogen is a cornerstone of Japan's and South Korea's net-zero roadmaps

Customers Demanding Clean Hydrogen Today

ArcelorMittal
Mercedes-Benz
SAFRA
SALZGITTER AG
SHS · STAHL-HOLDING-SAAR
SOLAR ENERGY CORPORATION OF INDIA
SOLARIS
thyssenkrupp
TOYOTA
TotalEnergies

Europe Refinery Total Hydrogen Demand



~12,700Tpd
~90%
Remainder of Market
~10%
TotalEnergies RFQ

NEOM <5% of Europe Refining Market

Asia Clean Hydrogen (NH_3) Market

- **~$100B** Japanese government subsidy scheme
- **Infrastructure grants** with 1.2M MTA NH_3 subsidy awarded in 2024
- Co-firing another demand driver

- Louisiana capacity ~3MTPY, **market demand 15MTPY by 2040**
- Targeting 20% NH_3 co-firing, up to **750 MW capacity** through 1st bids in 2024 auctions
- Marine bunker fuel another demand driver

28
Sources: European Hydrogen Observatory, Energy Tracker Asia

AIR PRODUCTS

3 Early Successes in Clean Hydrogen Projects, Underpinned by the Board's Focus on Disciplined Capital Allocation and Risk Management

Framework for Clean Hydrogen Strategy

Stringent Approach to Capital Investment	✓ Secure anchor customers for future clean hydrogen projects ✓ Will not make any final investment decision on new projects until current facilities have 75%+ customer commitments ✓ In active discussions with equity partners and assessing project financing for Louisiana project
Onstream Dates on the Horizon	✓ NEOM construction is 60% complete; onstream by end of 2026 ✓ Louisiana Blue Hydrogen onstream in 2028
Intense Focus on Contracted Offtake	✓ ~35% of NEOM contracted on a take-or-pay basis, with negotiations underway for additional offtake which would exceed capacity ✓ 60% of Canada committed, with negotiations underway for remainder of capacity ✓ Active discussions for offtake from Louisiana
Constant Assessment of Project Risk	✓ World Energy SAF facility on hold until permits are received to mitigate development risk ✓ Not pursuing Northern Texas green hydrogen as it no longer met target returns thresholds; sold development rights

Several Early Successes


NEOM Green Hydrogen Complex

- World's largest green-hydrogen-based ammonia production facility
- Will produce up to 600 tons per day of carbon-free hydrogen in the form of green ammonia as a cost-effective solution for transportation and industrial end markets globally
- Air Products is the primary EPC contractor and system integrator


European Hydrogen Refueling Network

- Support Daimler's pioneering hydrogen truck pilot project
- Develop a network of permanent, commercial-scale hydrogen refueling stations to connect key locations across Europe
- Strategically located along major transportation corridors near the Trans-European Transport Network


Pioneering Green Hydrogen Agreement

- June 7, 2024, announced 15-year take-or-pay agreement to supply 70,000 tpy of green hydrogen starting in 2030
- All 70,000 tpy will be used to decarbonize TotalEnergies' European refineries
- Air Products continuing discussions with TotalEnergies for green hydrogen supply to its other EU refineries

Following Extensive Deliberation and Review, Air Products Announced Several Additional Steps to Ensure Disciplined Capital Investment Starting in August 2024

29

AIR PRODUCTS

The Need to Invest in Our Future Growth and Value Creation Is Currently Masking Our Strong Underlying Performance

- The Board and Management have been responsive to shareholders about clarity on our capital investment discipline, and the stock has responded positively
- ***We are already seeing momentum in our stock price as a result of several notable strategic announcements made since November 7***
  - Expect positive net cash starting in FY2027
  - De-leveraging starting in FY2027
  - No new projects until existing projects are 75% committed
  - Texas green hydrogen JV not moving forward
  - World Energy SAF facility on hold awaiting permits
  - Announced two new independent director candidates

Under Seifi Ghasemi's Leadership and Prior to Investing Significant Capital Against Clean Hydrogen Strategy, Total Shareholder Return Was Strong…

TSR Through January 1, 2022 (A)

	Since Appointment of Seifi Ghasemi (B)	L5Y	L3Y
Air Products	205%	138%	103%
Peer Average	156%	147%	80%
S&P 500	181%	133%	100%

…Today We Are Investing Pre-Revenue for Future Value Creation, Which is Being Discounted by The Street and Therefore Presents a Misleading Picture of the Strength of Our Business…

TSR Through Unaffected Date (C)

	Since Appointment of Seifi Ghasemi (B)	L5Y	L3Y
Air Products	207%	52%	20%
Peer Average	284%	121%	54%
S&P 500	251%	112%	37%

…Several Recent Key Actions Changed Our Trajectory

TSR Through December 13, 2024

	L1Y	YTD
Air Products	19%	16%
Peer Average	5%	4%
S&P 500	30%	29%



100 = 6/30/2014
450
400
350
300
250
200
150
100
50
0
Dec-19
Jun-20
Jan-21
Aug-21
Feb-22
Sep-22
Apr-23
Oct-23
May-24
Dec-24
AIR PRODUCTS
Peer Average (D)
S&P 500

Air Products Outperformed the S&P 500 on TSR

Source: FactSet as of December 13, 2024
Note: Reflects TSR in USD based on daily currency conversion rate
(A) Air Products' significant investment into clean hydrogen began in 2022
(B) Since June 30, 2014 (one day prior to Mr. Ghasemi's first day as CEO)
(C) Unaffected date is October 3, 2024
(D) Includes Air Liquide, Linde and Nippon Sanso

30

Independent Research Analysts Have Been Positive on Air Products' Strategic Direction

UBS

*"APD… is **focused on signing offtakes** for the existing backlog. Combined with the commitment to not announce new projects until 1) current projects are filled and 2) new projects have offtakes, this **goes a long way to derisking APD's backlog.** And as this backlog starts up post FY25, this sets up for a multi-year period of, higher than peers, mid-teens EPS growth. **Investors building confidence in execution** and **returns should drive a further re-rating in APD.**"*

- November 18, 2024

BMO Capital Markets

*"**APD's 4Q exceeded expectations** with a strong beat and set a guide in line with expectations (ex-LNG) and a low bar for F1Q. **Management also took further actions to alleviate investor concerns — canceling TX green project, keeping SAF on hold until permitting is in place, emphasizing no new projects without anchor contracts and providing updates on its large projects. As APD delivers on its core business and executes on long-term projects, the stock should push higher.**"*

- November 13, 2024

BANK OF AMERICA

*"We've seen a **meaningful change** in Air Products' risk tolerance on its clean hydrogen projects and **commitment** to **succession planning**, which we heard as two significant areas of concern by investors (see our note) early in 2024. APD's Board is also expecting to select a CEO successor within the next couple quarters. We have **long viewed APD's base business as solid**; these actions **reinforce our** constructive **view.**"*

- November 8, 2024

citi

*"APD making thoughts known on its **first mover advantage in hydrogen**…1) NEOM is 50% complete expected on stream with first delivery early 2027; negotiations underway for NEOM volumes that would **exceed** the **capacity** of the facility, 2) 60% of **Canada** Net-Zero Hydrogen Project capacity is **already committed**, 3) Louisiana construction underway and air permits expected in 2025, 4) President Succession process is led by the Lead Director with support of the Board and search firm EgonZehnder – **high qualified candidates identified** and announcement expected 1HF25."*

- November 7, 2024

J.P.Morgan

*"[APD]'s expectation is to begin to be free cash flow positive by 2027, **which answered a D.E. Shaw concern over ongoing negative cash flow generation** at an industrial gas company. It stated that going forward **no large project** would be **approved** by the Air Products Board that did not have a **75% customer commitment**. Air Products suggested that a new President would be named…in the 2025 April/May time frame. The company suggested that it was in **active discussions with equity partners** and assessing project financing for the Louisiana project, which is also a set of steps in the **direction of de-risking**."*

- November 7, 2024

WOLFE RESEARCH

*"We expect these **projects to deliver a +10% IRR (in some cases materially higher)**, which doesn't account for the 45Q and 45V tax credits. We respect that project delays have been weighing heavily on investor perceptions, but it's **our sense that co messaging re: timelines, off-takers, and Green/Blue H2 pricing is helping re-establish credibility.** We believe **APD's valuation should steadily rise** to the higher-end of its range due to improvements within the US and EMEA base businesses, better perceptions re: blue/green H2 demand/pricing, and recent CAPEX focus on North America."*

- November 7, 2024

31 Source: Wall Street Research. Permission to use quotes was neither sought nor obtained

AIR PRODUCTS

Refreshed, Independent and Fit-for-Purpose Board to Oversee Our Strategy 32

Our Proposed Board Is World-Class and Has the Right Skillsets

Our recently refreshed, fit-for-purpose Board slate includes 6 of 9 directors nominated in the past 5 years, including 2 new nominees; in addition, while at Pershing Square, Paul Hilal supported the hiring of our CEO and Lead Independent Director on our Board



AF CN EX

Jessica Trocchi Graziano
Senior Vice President and Chief Financial Officer of United States Steel Corporation

Appointed 2023

Extensive Financial Leadership Experience and Operational Expertise



CN MC

Tonit M. Calaway
Executive Vice President, Chief Administrative Officer, General Counsel, and Secretary of BorgWarner Inc.

Appointed 2022

Significant Legal / Regulatory, Human Resources, and Corporate Governance Expertise



AF EX MC

Wayne T. Smith
Retired Chairman and Chief Executive Officer of BASF Corporation

Appointed 2021

Accomplished Executive in the Chemicals and Industrial Manufacturing Sectors



MC EX CN

Lisa A. Davis
Former Member of the Managing Board and CEO of Gas and Power for Siemens AG

Appointed 2020

Experience Leading World-Scale Energy Projects



AF CN

Charles Cogut
Retired Partner, Simpson Thacher & Bartlett LLP

Appointed 2015

Leading Corporate Lawyer with Multi-Jurisdictional M&A Expertise

Pershing Square / Paul Hilal Originally Supported Appointment



EX

Seifollah ("Seifi") Ghasemi
Chairman, President, and Chief Executive Officer of the Company

Appointed 2013

Seasoned Executive in Industrial Gases & Specialty Chemicals Industries

Pershing Square / Paul Hilal Originally Supported Appointment



CN EX MC

Edward L. Monser
Lead Independent Director

Retired President and Chief Operating Officer of Emerson Electric Co.

Appointed 2013

Significant Experience in Industrial Operations and Supply Chain Optimization

New Nominee for the 2025 AGM



MC CN

Bhavesh V. ("Bob") Patel
Former President of Standard Industries

Significant Global Chemical Industry Experience and Corporate Governance Expertise

New Nominee for the 2025 AGM



MC AF

Alfred Stern
Chief Executive Officer and Chairman of the Executive Board of OMV

Extensive International Business Management Experience and Innovation Expertise

AF = Audit and Finance Committee
CN = Corporate Governance & Nominating Committee
EX = Executive Committee
MC = Management Development & Compensation Committee
(circle) = Committee Chair
(orange dashed box) = New Nominee
(green dashed box) = Appointed in past 5 years

Notes: Current directors David Ho and Matthew Paull have determined not to stand for re-election. Committee designations reflect composition effective following the upcoming Annual Meeting subject to election

33

AIR PRODUCTS

Recent Highly Qualified Nominees Are Well Equipped to Guide Air Products Through Its Next Stage of Growth

As the Company advances its clean hydrogen strategy and moves from business development to execution, Bob and Alfred bring extensive large-scale project execution experience that the Board prioritized when evaluating potential new director candidates

The Board's refreshment strategy reflects its **robust selection criteria** geared toward driving value for shareholders

- In November 2024, the Board **nominated Bob Patel and Alfred Stern, seasoned executives with experience leading major publicly listed industrial companies**
- They bring executive and public company board expertise, deep knowledge of the **industrials sector**, experience running complex **cross-border organizations** and **a long track record of managing large-scale growth projects** and seizing on opportunities related to the energy transition
- Both director nominees have **stellar records** growing major industrial companies internationally and capitalizing on clean energy and sustainability opportunities



Bhavesh V. (Bob) Patel

Independent Director // Nominated for 2025 AGM
Age: 57

Former CEO of W.R. Grace and LyondellBasell and Former President of Standard Industries

- Has **35 years of industry experience** in manufacturing, commercial and management roles, as well as in the global commodity markets. His **experience in global commodity markets** adds insight into the Board's discussions of international operations, strategy, and risk
- Brings **executive leadership skills**, public company board experience, capital markets, and financial expertise, extensive Middle East joint venture experience, and safety expertise
- Has **led complex global organizations** such as W.R. Grace, Chevron Phillips Chemical Co. and LyondellBasell through large scale restructuring and organic growth **with a focus on long-term shareholder value creation**
- Developed a **strong track record of disciplined capital allocation** while serving as CEO of LyondellBasell



Alfred Stern

Independent Director // Nominated for 2025 AGM
Age: 59

Chief Executive Officer and Chairman of the Executive Board of OMV Aktiengesellschaft

- Brings **more than 30 years of international experience** leading energy, refinery, and chemical industry initiatives in Europe, the U.S., the Middle East and Asia, spanning research and development, sales and marketing, and operations/quality and business management
- Has **successfully initiated and led significant international, multi-billion-dollar growth projects** including organic investments, M&A, and joint ventures
- Under Mr. Stern's vision and leadership, OMV is transitioning to become an integrated sustainable chemicals, fuels and energy company, with a focus on innovative circular economy solutions
- Was instrumental in **growing the joint venture Borouge in the Middle East ninefold** during 14-year tenure at Borealis

34

AIR PRODUCTS

Robust, Ongoing Nomination Process Led to Addition of New 2025 Independent Director Nominees

Most Recent Process Launched in 2022	• In November 2022, Air Products began a Board search for candidates who brought **global CEO experience with a strong technical understanding of the technologies and science that underscore Air Products' business**. Additional criteria screened for in this process **focused on capital intensive process industries** (oil & gas, chemicals, energy, or mining end markets), **experience with financing and executing large capital projects** and interest and experience in the **energy transition and sustainable technologies** • Throughout the refreshment process, **search criteria was driven by the Board's robust self-evaluation process**, which is established annually by our Corporate Governance and Nominating Committee; the **evaluation process identified the particular skillsets and qualifications that would be most additive** to the composition of the Board as Air Products continues its expansion into clean hydrogen
Over 600 Candidates Screened	• A third-party search firm screened **~600 candidates** across the globe, ultimately profiling approximately 45 candidates for consideration. **Seven candidates were engaged and interviewed throughout this process, with five progressing to final stage interviews with the full Board**
Two New World Class Nominees	• **This thorough process resulted in the nomination of Alfred Stern and Bob Patel, two highly qualified individuals with unique skillsets that the Board determined best align with Air Products' go-forward strategy** – If Mr. Patel and Mr. Stern are elected, **six of nine directors will have been added in the last five years**
Appointments Followed a Refreshment Process Launched in March 2020	• The **Corporate Governance and Nominating Committee** has been deeply focused on a regular, ongoing Board refreshment – In March 2020, the Corporate Governance and Nominating Committee appointed Lisa Davis and engaged a third-party search firm to **find candidates who brought CEO experience**, resulting in the placement of Wayne Smith in August 2021. The second search focused on **C-Level executives with prior experience who expanded the Board's diversity**, resulting in Tonit Calaway's appointment in 2022. The third search focused on **CFO experience** and ultimately resulted in the appointment of Jessica Graziano in 2023 – Prior to each of these appointments, the Company's search firm screened approximately of **500+ candidates**, with a range of 25-50 candidate profiles reviewed for fit with Air Products. A range of **three to five prioritized candidates were interviewed in each process, with finalist candidates being met by the entire Board prior to joining**

35

AIR PRODUCTS

Experienced and Effective Lead Independent Director Highly Independent Board with Robust Oversight Experienced and Effective Lead Independent Director Whose Appointment Was Previously Supported by Paul Hilal • Has more than 30 years of experience leading global engineering Ed Monser is “the kind of truly Edward L. Monser organizations through strategic change, guiding Emerson’s footprint expansion and push to strengthen its global position Independent Director // independent, high-integrity, and Lead Director since 2021 shareholder-oriented director • Drawing on his extensive career, Mr. Monser brings strong Committees: Chair of the understanding of industrial operations, supply chain optimization, Corporate Governance and nominee that we think can best serve and continuous improvement Nominating Committee, member (A) shareholders” of the Executive, and Management Development & • Has extensive experience in international business operations, Compensation Committees particularly in emerging markets, as well as a demonstrated - Paul Hilal in an October 2024 letter capability in strategic planning and organizational development Retired President and COO of Emerson Electric Co. to the Board of Air Products Independent Board Oversight with Chairman and Lead Independent Director Previously Supported by Paul Hilal / Pershing Square • Lead Independent Director role has robust responsibilities • All directors other than our CEO are independent – Presiding at executive sessions of the Board and any other time the Chairman is not present and • All members of standing committees are independent; independent directors make final communicating feedback to the CEO compensation decisions pertaining to executive officers – Determining the agenda for executive sessions of independent directors• The independent directors regularly meet without the CEO and other members of management in executive sessions that are scheduled to occur at most Board meetings – Possessing the principal authority to convene a meeting of independent directors – The CEO’s performance review is conducted in executive session and the Board committees – Serving as a liaison between the independent directors and CEO regularly meet in executive session – Is regularly apprised of inquiries from shareholders and involved in correspondence responding to • The Board and each standing Board committee have an established and robust self-assessment these inquiries, when appropriate process that is conducted on an annual basis – If requested by shareholders or other stakeholders, ensures that he is available, when appropriate, – Self-assessments are conducted and discussed annually, including both a retrospective for consultation and direct communication with such shareholders assessment of Board and committee performance and a prospective discussion focused on improving Board process and efficiency (A) Permission to use quotes was neither sought nor obtained 36

Commitment to High Standards of Corporate Governance and Shareholder Rights Governance Highlights 10% holding requirement for Annually elected Board ✓✓ shareholders to call a special meeting Majority vote standard to Majority vote standard to elect directors ✓✓ amend charter and bylaws One-share, one-vote standard Extensive shareholder engagement program ✓✓ All directors in compliance with stringent Proxy access ✓ ✓ stock ownership guidelines (A) Board Best Practices Management Board Committee Chairs 89% 4.6 years 56% Announced in July 2024 All Refreshed Since 2020 Independent Average Tenure Diverse Brings together talented senior leadership across the globe to Refreshed Chairs of all three execute the Company’s two-pillar standing committees of the Board 2 New Director Nominees growth strategy, streamlining our 8 Independent 5 Diverse since 2020 organization, and enhancing our 4 Director Nominees with 1-5 Years 1 Not Independent 4 Other ability to execute our full portfolio of 3 Director Nominees with 5+ Years projects (A) Reflects post-Annual Meeting Board composition of Company nominees including Bob Patel and Alfred Stern and excluding retiring directors 37

Proactive and Thorough CEO Succession Process Succession Update Robust Search Process • President search announced in August 2024, prior to D.E. Shaw’s or • The process is led by our Lead Independent Director with the support of Mantle Ridge’s involvement, although search process had begun two and the full Board and an independent search firm a half years ago • Director feedback informed search criteria, which includes public company ─ This was a dual-track process to explore internal and external CEO and international experience candidates ─ The Board views public company CEO experience as a critical factor in looking for a successor given the scale of Air Products; the Company • The President will also sit on the Company’s Board must be led by a leader fully equipped with the necessary experience to run a multibillion-dollar global public company • Anticipate announcement of new President and related timeline for CEO succession no later than March 31, 2025 • Search process has included 1,000+ candidates screened across the globe, with over 300 evaluated for potential fit • The search process is ongoing, with five prioritized candidates who • 25, 29, and 30 candidates were discussed with the Board at three have been assessed fully and are in the course of being presented to the meetings, respectively, every six months between July 2023 and July 2024 full Board 38

Further Aligning Executive Compensation with Value Creation and Maintaining Accountability Following Extensive Shareholder Engagement

Prior to the 2024 Annual Meeting, both management and the Chair of the Management Development and Compensation Committee participated in a number of meetings with shareholders to discuss the executive compensation program. Following the 2024 Annual Meeting where say-on-pay support was ~73%, management engaged with shareholders representing ~48% of our outstanding shares. Based on the feedback we received and our continuing review of sound compensation governance practices, we have taken meaningful actions.

Actions Taken in Response to Shareholder Feedback

Compensation Changes—Increased Rigor in Long-Term Incentives (Performance Shares)	• Beginning in FY2025, raised the target performance goal for 100% payout of performance shares to require above-market performance to earn a target payout • Beginning in FY2025, capped performance share payouts at 100% if absolute TSR is negative over the applicable performance period to eliminate possibility of above-target payouts when absolute TSR is negative • Performance shares awarded as long-term incentives beginning in FY2026 will include a return measure, in addition to TSR, relative to the S&P 500
Increased Transparency	• Added proxy disclosure on alignment of compensation outcomes with financial performance • Expanded disclosure on progress toward our ESG goals and the design and application of ESG modifier in the Annual Incentive Plan
Reinforce Accountability on Project Execution Within the Annual Incentive Plan	• For executive officers, the Committee can apply discretion for the achievement of ESG objectives • For the larger organization covered by the Annual Incentive Plan (not including executive officers), the Committee and CEO have discretion under the Adjusted EBITDA metric to reflect performance on project execution goals

Majority of Compensation Tied to Shareholder Value [A]



CEO Target
Other NEO Target
Base
Annual Incentive
Long-Term Incentives
91%
At-Risk Pay
9%
13%
78%
81%
At-Risk Pay
19%
19%
62%
Long-term Incentives Comprised of 60% Performance Shares & 40% Restricted Stock Units

Recent changes ensure that the compensation program furthers the strategic plan, maintains accountability over management, and incentivizes value creation and prudent clean hydrogen investment

39
(A) Reflects components of total direct compensation for FY2024

AIR PRODUCTS

Mr. Ghasemi’s Employment Agreement • In May 2023, the Board amended Seifi Ghasemi’s employment agreement, further extending his term ─ The agreement initially extends Mr. Ghasemi’s employment term to September 30, 2028. On September 30, 2024 and each year thereafter, the contract term automatically renews to be a five-year term unless either party terminates the agreement at the latest, four years ahead of its then expiration date • While the agreement has a five-year stated term, which provides management continuity that has been important for long-term development projects and customers, Mr. Ghasemi can be terminated by the Board at any time, and would only be entitled to cash severance if he is terminated during the initial five- year term. If he is terminated during this initial five-year period, absent a change in control, the severance multiplier is 2x annual cash compensation and not tied to the remaining years of the term. If he is terminated after the initial five-year term there is no cash severance • The agreement should be considered in context. Mr. Ghasemi has led the Company’s transformation into the world’s most profitable industrial gases company (A) based on Adjusted EBITDA margin , and the Board is highly committed to a thoughtful CEO succession process (B) • Mr. Ghasemi’s leadership has transformed Air Products by creating more than $44B of shareholder value , as he has grown the core industrial gases business and set the stage to extend into clean hydrogen • Under Mr. Ghasemi’s leadership, Air Products has successfully executed several mega projects – with overall returns across these projects exceeding our target ─ Gasification joint venture with Lu'An Clean Energy Company ─ Gasification and power joint venture in Jazan Economic City ─ Agreement with the Republic of Uzbekistan and Uzbekneftegaz JSC to acquire a $1B natural gas-to-syngas processing facility (A) Non-GAAP financial measure. See appendix for reconciliation 40 (B) Based on $25.2B market capitalization on June 30, 2014 (one day prior to first day as CEO) and December 13, 2024

Without Any Serious Plan for Value Creation, Mantle Ridge Seeks to Replace Air Products’ Board Leadership with Inferior Nominees with Questionable Independent Thought 41

Mantle Ridge Seems Determined to Seize Control of the Company’s Leadership and Appoint its Handpicked Management Mantle Ridge Is Attempting to Enact its Value-Destructive Playbook • Mantle Ridge is attempting to seize control of Air Products by seeking to replace our Lead Independent Director, fire our CEO, replace the executive team, and halt our strategy that is on track to create substantial long-term shareholder value, without any viable alternative for growth. This is despite Mantle Ridge privately praising Mr. Ghasemi and Mr. Monser in interactions with the Board • This is their standard playbook, known well by three of our current Board members, not a solution selected to address the Company’s specific situation. In fact, since its founding, Mantle Ridge has never run an activist campaign or made a CEO change that has driven outperformance. Without any credible plan, we believe Mantle Ridge’s actions will derail our clean hydrogen strategy and destroy shareholder value Mantle Ridge’s Behavior Provided No Basis for Reasonable Engagement • An ad-hoc committee of independent directors held a 4 hour in-person meeting with Mantle Ridge less than a week after learning of their investment to better understand Paul Hilal’s plan for the Company. Mantle Ridge came ill-prepared with no formal presentation and focused the discussion on taking control of the Board and replacing a majority of the management team, including removing Mr. Ghasemi as CEO as soon as possible. Specifically, Mantle Ridge proposed replacing Mr. Ghasemi with Dennis Reilley for just a few months during a search for a permanent CEO, despite Mr. Reilley not having served in an operating role in over 17 years or on a public board in nearly 6 years • When directors questioned the choice of Mr. Reilley given his lack of recent experience and the potential instability of appointing an interim CEO for just a few months instead of the Board completing its ongoing succession process, Mantle Ridge changed course, and sent a letter to the Board, several days later, proposing that the Board consider a CEO candidate, supported by a more seasoned executive chairman. Several days after that, it was leaked to the media that Mantle Ridge’s CEO candidate would be Eduardo Menezes, who has never served as a public company CEO, with Mr. Reilley as Executive Chairman • The Board concluded that Mantle Ridge’s choice of successors to Mr. Ghasemi were deeply troubling and called into question Mr. Hilal’s judgment and preparation in seeking control of Air Products. It led the Board to conclude that further engagement with Mantle Ridge would be fruitless and the best course of action was to let shareholders decide the Company’s direction Mantle Ridge’s Nominees are Inferior to Air Products’ • We believe Mantle Ridge’s nominees have been selected solely because of their willingness to support Mr. Hilal and his short-term agenda and not because their experience is superior to or more relevant than our existing nominees. This seems apparent because of the nominees’ pre-existing relationships with Mr. Hilal or reliability as previous activist nominees • Mr. Reilley has a longstanding relationship with Mr. Hilal, including history serving as a two-time Mantle Ridge candidate in proxy contests and via a consulting agreement with Mantle Ridge; Mr. Evans and Ms. McKibben have both served as prior activist nominees • We believe shareholders should be concerned that the relationships between Mr. Reilley and Mr. Hilal would preclude them from exercising their independent judgment and generating long-term value for shareholders 42

Since Paul Hilal Started Mantle Ridge, He Has Deployed a Similar Value-Destructive Playbook in 3 Successive Campaigns

Since its Founding, Mantle Ridge Has Never Run an Activist Campaign or Made a CEO Change That Has Driven Outperformance

CSX

TSR vs. S&P 500 Since Mantle Ridge Settlement: (69)%[A]

Mantle Ridge placed a CEO candidate at CSX who was known to be unwell, and passed away within months of his appointment – CSX shareholders funded the CEO's obligation to reimburse Mantle Ridge for compensation benefits, totaling $84 million; Mantle Ridge has sold almost its entire position in CSX, but Paul Hilal remains on the Board

TSR Indexed to 100 [B]



130
120
110
100
90
80
CSX
S&P 500
CSX announced it entered into an agreement with Mantle Ridge, pursuant to which 5 Mantle Ridge designees were added to the Board of 13 directors, including the CEO (Hunter Harrison) and Vice Chairman (Paul Hilal)
14.4%
7.5%
CSX announced that its CEO, Mantle Ridge designee Hunter Harrison, was on medical leave; later that weekend, Mr. Harrison passed away
Mar-17
Jun-17
Sep-17
Dec-17

aramark

TSR vs. S&P 500 Since Mantle Ridge Settlement: (89)% [A]

After Mantle Ridge announced its stake, the Company announced its CEO would resign; Mantle Ridge then settled with the Company to appoint directors including Paul Hilal as Vice Chair and a new CEO

TSR Indexed to 100 [C]



300
250
200
150
100
50
0
Aramark
S&P 500
Aramark announced it entered into an agreement with Mantle Ridge, pursuant to which the Board size increased from 10 to 11 and 5 Mantle Ridge designees were added immediately to the Board; the Company replaced its CEO with a Mantle Ridge designee (John Zillmer), added a Vice Chairman (Paul Hilal), as well as added an additional director at the 2020 AGM
Aramark and Mantle Ridge agreed to expand the size of the Board from 11 to 12 to nominate an unanimously supported director at the 2021 AGM
61.9%
(1.2%)
Paul Hilal resigned from his Vice Chairman role and the Board
Oct-19
Apr-20
Oct-20
Apr-21
Oct-21
Apr-22
Oct-22
Apr-23
Oct-23

DOLLAR TREE

TSR vs. S&P 500 Since Mantle Ridge Settlement: (104)% [A]

Mantle Ridge gained control of the Board and inserted its handpicked executive as the new CEO. In less than two years, that CEO resigned, and the share price fell by 55%

TSR Indexed to 100 [D]



170
150
130
110
90
70
50
30
Dollar Tree
S&P 500
42.8%
CEO of Dollar Tree was replaced
Dollar Tree announces CEO resignation
Dollar Tree entered into an agreement with Mantle Ridge, pursuant to which the Board size increased from 11 to 12 and 7 Mantle Ridge designees were added to the Board
(54.5%)
3/8/2022
6/8/2022
9/8/2022
12/8/2022
3/8/2023
6/8/2023
9/8/2023
12/8/2023
3/8/2024
6/8/2024
9/8/2024

43

(A) TSR reflects dividend-adjusted total return percentage as of December 13, 2024
(B) TSR reflects dividend-adjusted total return percentage as of December 15, 2017
(C) TSR reflects dividend-adjusted total return percentage as of August 9, 2023
(D) TSR reflects dividend-adjusted total return percentage as of November 4, 2024

AIR PRODUCTS

Mantle Ridge's Slate Is Highly Conflicted

We believe Mantle Ridge nominees have been selected not because their experience is superior to or more relevant than our existing nominees, but rather because of pre-existing relationships with Mr. Hilal or reliability as a previous activist nominee

Nominee	Contextual Commentary
Paul Hilal	• **Assembled a dissident slate with whom he has deep and clear ties and connectivity to the broader activist community**
Andrew Evans	• **Former activist nominee** for Carl Icahn at Southwest Gas
Tracy McKibben	• **Tenure as a director at Ecolab overlaps with former Mantle Ridge nominee Jonathan Zillmer**; Mr. Zillmer was appointed via Mantle Ridge campaigns both as a director at CSX along with Mr. Reilley and as CEO at Aramark • **Former activist nominee** for Clinton Group at Gleacher • **Launched proxy contest** at Arlington Asset Investment with Clinton Group while a director at Imation
Dennis Reilley (Chair Candidate)	• **Former Mantle Ridge nominee** at CSX and Dollar Tree • **Party to a two-year consulting agreement with Mantle Ridge expiring in 2026** to "advise on industry matters" at an **hourly cash fee of $1,000 an hour** • **Joined CSX Board in connection with Mantle Ridge's settlement** with the Company in 2017 along with Paul Hilal • **Tenure at Praxair overlapped** with Mantle Ridge preferred CEO Candidate, Mr. Menezes • **Has not held an executive position in over 17 years** since retiring in 2007 • **Has not sat on a public Board in nearly 6 years since resigning from directorships**
Eduardo Menezes (CEO Candidate)	• **Tenure at Praxair overlapped** with Mantle Ridge Chair candidate, Mr. Reilley • **Not even nominated as a director candidate despite being proposed as CEO**

All but 2 candidates on Mantle Ridge's original 9-person slate had prior personal connections with Hilal / other nominees or a history of being an activist nominee; neither of these 2 unconflicted candidates remain on the slate



Tracy McKibben
Previous Activist Nominee
Dennis Reilley
Board overlap with Jonathan Zillmer
Mantle Ridge Association / Consulting Agreement
CSX Corporation
Linde plc / Praxair
Andrew Evans
Paul Hilal
Eduardo Menezes
Mantle Ridge CEO Candidate

44

AIR PRODUCTS

Mantle Ridge's Proposed Executive Chairman Candidate Appears Alarmingly Unfit to Lead Air Products or Any Public Company

There are deeply concerning questions about whether Mr. Dennis Reilley, as a director of three companies, reportedly leaked confidential information about those companies, in one case about merger negotiations, with a third party. This calls into question his fitness to serve on any public company's board of directors and raises questions about Paul Hilal's judgment in nominating him to our Board

Paul Hilal Wants to Turn Over the Board and the Company to Mr. Reilley's Leadership, Despite Mr. Reilley's Apparent Inability to Comply With His Basic Duty of Confidentiality as a Director

- **Multiple media reports have reported that Mr. Reilley leaked confidential board information** to a friend, John Davidson, **about the 2014 sale of Covidien, where he was a director,** according to testimony of Mr. Davidson who pled guilty to lying to the FBI about who he received information from
- In reviewing a Federal plea agreement signed by Mr. Davidson, in 2019, Mr. Davidson admitted to making a false statement to the FBI that he had never received from "D.R." any non-public information, **which D.R. had acquired as a result of his position on the boards of directors of Marathon Oil, DowDupont, or Covidien.** [(A)] The plea agreement used the initials "D.R." only when referring to the director in question and Mr. Reilley was not named directly in the complaint
- In an SEC enforcement action against an associate of Mr. Davidson, John Special, who was **found liable and ordered to pay nearly $3 million** [(B)] **for allegedly trading on the basis of the information leaked** by Mr. Davidson, Mr. Special **claimed to have received material, non-public information from a "Director" who served on the Boards of Covidien, Marathon Oil and DowDuPoint, including, in the case of Covidien, regarding a proposed transaction between Covidien and Medtronic.** We note that Mr. Reilley was not named directly in the SEC's complaint
- Notably, before news of the plea agreement and SEC enforcement action became publicly known, **Mr. Reilley resigned as director of CSX (to which he had been appointed by Mantle Ridge) and DowDupont (both in December 2018), and as chairman of Marathon Oil (in February 2019), the latter two of which were companies from which Mr. Reilley reportedly leaked confidential information as a director**
- **Mr. Reilley has not served on a public company board in the nearly six years since these resignations** and the public disclosure of his reportedly having leaked confidential information to Mr. Davidson who had traded on that information

TRANSCRIPT FROM A 2019 COURT HEARING APPROVING A GUILTY PLEA BY JOHN DAVIDSON IN CONNECTION WITH PROVIDING A FALSE STATEMENT TO THE FBI

MS. ANDERSON [Assistant U.S. Attorney]: **And he provided you with nonpublic information he had received from all three of those boards, correct?**

THE DEFENDANT [John Davidson]: **Yes, ma'am.**

MS. ANDERSON: **And he forwarded emails he received as a board member?**

THE DEFENDANT: **Yes, ma'am.**

[...]

MS. ANDERSON: You had, in fact, **received nonpublic information from D.R. that he had acquired from his board work** at Covidien, Marathon, and Dow, correct?

THE DEFENDANT: **Yes, ma'am.**

Transcript dated March 5, 2019 – Mr. Reilley resigned from the board of Marathon Oil in February 2019 and from the boards of DowDuPont and CSX in December 2018

"But this will be disqualifying in many investors' eyes, and it's hard to see how Mantle Ridge — which says it knew about the allegations before it nominated Reilley — got comfortable."

– A respected financial publication, "Board nominee in Air Products activist fight was accused of tipping off friend to merger a decade ago" [(C)]

(A) United States of America v. John Kenneth Davidson, Case No. 19-cr-56, filed on February 25, 2019. Transcript Dated March 5, 2019
(B) Securities and Exchange v. Special et al, Case No. 19-cv-1152, filed on December 12, 2019
(C) Liz Hoffman, Semafor, December 13, 2024

45

AIR PRODUCTS

Mantle Ridge's Preferred CEO Candidate Is Insufficiently Qualified

Eduardo Menezes Lacks The Basic Qualifications We Look For in CEO Candidates



Mr. Menezes does not have any public Company C-suite or public Company Board experience

- Eduardo Menezes **lacks the experience necessary to serve as CEO of Air Products**, having never held a C-Suite role or served on the Board at a public company, a key criterion Air Products looks for as part of the rigorous selection process to determine the next President and future CEO of Air Products
- Mr. Menezes possesses **no significant employment experience outside of his tenure at Linde** and the Company's predecessors and subsidiaries
- Mr. Menezes **left his role at Linde in 2021 after being passed over for the CEO role**; he has **not held any other operational role since leaving Linde almost 4 years ago**

We believe Mantle Ridge is determined to seize control of Air Products' leadership and use this control to either severely curtail or eliminate our growth strategy, which is working, in order to generate a short-term return

By proposing an insufficiently experienced CEO candidate like Mr. Menezes, Mantle Ridge has clearly demonstrated that it has no interest in conducting a thoughtful succession process, but rather, appears more interested in terminating a successful and well-respected CEO (whose appointment Paul Hilal / Pershing Square supported 10 years ago) in favor of a hand-picked, underqualified candidate that will do Mr. Hilal's bidding

In contrast to Mantle Ridge's inadequate CEO candidate who fails to meet basic search criteria, Air Products has already identified several candidates who are of superior caliber and experience, well-known to investors, and are current or former public company CEOs with significant international experience and relationships

46

AIR PRODUCTS

Mantle Ridge Would Remove a Successful Executive Leader Amid a Thorough Succession Process Currently Underway

Seifollah ("Seifi") Ghasemi

Chairman, President and Chief Executive Officer



- ✓ *Significant shareholder in Air Products, with stake totaling ~$239 million* [A]
- ✓ *Incentives highly aligned with shareholders*

- ✓ **Appointed as CEO in 2014 after Pershing Square / Paul Hilal supported his appointment to the Board as a global leader of inorganic specialty chemicals and advanced materials businesses**
- ✓ **Significant industry executive experience**, including as former CEO of Rockwood Holdings, a global leader in lithium and advanced materials, and leadership roles at GKN, a global industrials company
- ✓ **Leadership has transformed Air Products by creating more than $44B of shareholder value [B], leading the industry with organic sales growth, margin expansion, EPS growth, and the development and implementation of a Five-Point Plan to guide future success**

Highly Respected Executive in Industrial Gases & Specialty Chemicals

Selected Experience

- Rockwood: Chairman and CEO
- GKN: Leadership Including Director of the Main Board of GKN and Chairman and CEO of GKN Sinter Metals
- BOC: Leadership Including Director of the Main Board of BOC Group, President of BOC Gases Americas, and Chairman and CEO of BOC Process Plants
- EnerSys: Board Director
- Versum Materials: Board Director

VS

Dennis Reilley

Mantle Ridge Chairman Nominee



- ✗ *Owns no shares in Air Products*

- ✗ **Has not held an executive position in over 17 years since retiring in 2007**
- ✗ **Has not sat on a public Board in nearly 6 years since resigning from three directorships shortly before news reports surfaced that he was being investigated by the FBI for insider trading [C]**
- ✗ **Longstanding relationship with Paul Hilal including his tenure on the CSX Board and serving as a nominee of Mantle Ridge in its activist fight at Dollar Tree**
- ✗ **Has a two-year consulting agreement with Mantle Ridge, misaligning his interests from those of Air Products' shareholders**

Media Reports Raise Serious Questions Regarding Whether Mr. Reilley Repeatedly Leaked Confidential Board Materials

Activist Director for Hire	Mantle Ridge's Candidate at:	Founding Member of Trian Advisory Partners; Publicly Supported Trian's Activist Campaigns at:
	CSX, Dollar Tree	Disney+, P&G, DuPont

47

(A) Ownership value based on APD share price as of December 13, 2024
(B) Based on $25.2B market capitalization on June 30, 2014 (one day prior to first day as CEO) and December 13, 2024
(C) Nolan Clay, The Oklahoman, February 27, 2019, *"FBI insider trading probe results in criminal charge in Oklahoma City federal court"*

AIR PRODUCTS

Mantle Ridge Would Remove Our Lead Independent Director's Significant Operating and Supply Chain Expertise

Edward L. Monser

Lead Independent Director of Air Products



- ✓ **Appointed as director in 2014 with support from Pershing Square / Paul Hilal**
- ✓ **Over three decades of experience leading global engineering organizations through strategic change,** including as President and Chief Operating Officer at Emerson Electric, guiding the Company's footprint expansion and push to strengthen its global position
- ✓ **Strong understanding of industrial operations, supply chain optimization, and continuous improvement**
- ✓ **Extensive experience in international business operations, particularly in emerging markets**

Significant Experience in Industrial Operations and Supply Chain Optimization

> Ed Monser is **"the kind of truly independent, high-integrity, and shareholder-oriented director nominee that we think can best serve shareholders"** (A)



\- Paul Hilal in an October 2024 letter to the Board of Air Products

Track Record of Value Creation(B)

VERTIV	EMERSON	CPKC
+776%	+112%	+34%

TSR relative to the S&P 500 during his tenures

VS

Paul Hilal

Mantle Ridge CEO and Nominee



- ✗ **No industry experience** with the board or operations of an industrial gas or chemicals company
- ✗ **Track record of value destruction and mismanaged succession processes** at all of Mantle Ridge's major activism campaigns – Aramark, CSX, and Dollar Tree, overseen from Vice Chairman role at all three companies
- ✗ **Either was not aware of or did not care about alleged insider trading probes involving Dennis Reilley**, which demonstrates lack of judgment and care for corporate governance and ethics

No Relevant Industry Experience Coupled With a Track Record of Value Destruction at Mantle Ridge

- ✗ **Dissident director slate appears assembled largely based on previous relationships and activism involvement as opposed to fit-for-purpose recruitment**
  - ✗ Every Mantle Ridge candidate has served on an activist's dissident nominee slate in one or more contested proxy situations and Mr. Reilley has a longstanding relationship with Mr. Hilal
- ✗ **Under his board oversight, CSX said in October 2024 it had received a subpoena from the Securities and Exchange Commission over an accounting restatement, as well as information requests about some of the company's performance metrics**

Track Record of Value Destruction(B)

DOLLAR TREE	CSX	aramark
(104)%	(69)%	(63)%

TSR relative to the S&P 500 during his Board tenures

48

(A) Permission to use quote neither sought nor obtained
(B) Reflects dividend-adjusted total return percentage over tenure or as of December 13, 2024 for current positions

AIR PRODUCTS

Mantle Ridge Would Remove Significant Legal and M&A Expertise

Charles Cogut
Independent Director of Air Products



- ✓ **Recognized as one of the most prominent leading corporate lawyers in the United States**
- ✓ **Spent 39 years at Simpson Thacher & Bartlett LLP where he specialized in domestic, international, and cross-border mergers and acquisitions**, other contests for corporate control and corporate governance matters
- ✓ **Previously served as a director of The Williams Companies, Inc.**

Leading Corporate Lawyer with Multi-Jurisdictional M&A Expertise

- EUROMONEY: "The Best of the Best" M&A Lawyers, 2011; "The Best of the Best" Private Equity and Corporate Governance Lawyers, 2012
- Chambers and Partners: Named a "Senior Statesman" in the practice areas of Corporate-Mergers & Acquisitions and Private Equity/Buyouts, 2012
- The American Lawyer: Deal Maker of the Year 2008 and 2010
- Named among ten "Most Highly Regarded Individuals" by the International Who's Who of Merger & Acquisition Lawyers, 2010, and the International Who's Who of Corporate Governance Lawyers, 2011

Selected Transaction Advisory Experience

Pfizer / Wyeth · EATON / Cooper · Microsoft / Skype

VS

Tracy McKibben
Mantle Ridge Nominee



- ✗ **Appears to have significantly less legal experience than Mr. Cogut**
- ✗ **Energy experience via advisory work at MAC Energy Group is duplicative given Lisa Davis and Alfred Stern's significant energy expertise**
- ✗ **Public Board experience includes involvement in controversial activism campaigns**

Less Relevant Experience Than Targeted Directors

Former Activist Nominee

Clinton Group's Candidate At: Gleacher & Company

While a Director at Imation, Launched Proxy Contest with Clinton Group At: Arlington Asset Investment

Governance / Ethics Issues

ECOLAB

Tenure as a director at Ecolab includes **numerous class action lawsuits pertaining to wage and hour violations resulting in $50 million in settlement payments**; Ms. McKibben currently sits on the Compensation & Human Capital Management Committee

Tenure also overlaps with former Mantle Ridge nominee Jonathan Zillmer; Mr. Zillmer was appointed via Mantle Ridge campaigns both as a director at CSX and as CEO at Armark

Imation

While a director at Imation, **McKibben appears to have allowed the company to be used as a shell by hedge fund Clinton Group for an unsuccessful activist campaign, drawing criticism from ISS and Glass Lewis,** who criticized Imation heavily for engaging in related-party transactions with Clinton that they said served to enrich the latter. While McKibben was a director, Imation ultimately delisted and its share price fell to a low of $0.75

49

Mantle Ridge Would Remove Critical Energy and Renewables Expertise

Lisa A. Davis
Independent Director of Air Products



- ✓ **Ms. Davis brings 35 years of experience leading large, multi-faceted international businesses, particularly within energy and manufacturing industries and with a focus on overseeing and implementing world-scale energy projects**
- ✓ **She has served on public boards in the U.S. and Europe,** providing the Board with a solid understanding of these jurisdictions and considerations when implementing complex projects, which represent an important and growing portion of our business

Extensive Experience Leading World-Scale Energy Projects, Including Renewables

Selected Experience

SIEMENS
Member of the Managing Board for Siemens AG; CEO of Siemens Gas and Power; CEO and Chair of Siemens Corporation USA; Member of the Board of Directors of Siemens Gamesa Renewable Energy SA

Shell
Executive Vice President, Strategy, Portfolio & Alternative Energy of Royal Dutch Shell, UK

PENSKE Automotive
Board Director

PHILLIPS 66
Board Director

C3.ai
Board Director

KOSMOS ENERGY
Board Director

VS

Andrew Evans
Mantle Ridge Nominee



- ✗ **Public C-Suite and Board experience limited to U.S. companies**
- ✗ **Oil and gas industry credentials and renewable energy project experience pale in caliber to those of Lisa Davis**
- ✗ **As CFO of Southern Co between 2018 and 2021, Evans oversaw the finances of the Vogtle nuclear power plant expansion project, which was plagued by construction delays and cost overruns. The project, which was supposed to herald a nuclear power revival in the United States, was 7 years late and $17B over budget**

Less Relevant Experience Than Targeted Directors

Former Activist Nominee

SOUTHWEST GAS
Previous Board appointment via activism by Icahn at Southwest Gas has resulted in ~(75)% TSR vs. the S&P 500 over his tenure (A)

Governance / Ethics Issues

AGL Resources
Tenure as CFO at AGL involved a regulatory action and class action lawsuit filed against an AGL subsidiary over allegations the company overcharged customers for both natural gas and for customer service charges

(A) Reflects dividend-adjusted total return percentage over tenure or as of December 13, 2024 for current positions

50

AIR PRODUCTS

Mantle Ridge’s Proposed Changes Will Destroy Our Trajectory Toward Long-Term Value Creation 51

Air Products is Already Taking the Steps Necessary to Generate Significant and Sustainable Shareholder Value

Demands or Claims From Mantle Ridge	Air Products' Board & Management Actions
Accelerate efforts to de-risk existing large project commitments by signing offtake agreements at reasonable return hurdles	✓ Recently executed long-term agreement for downstream distribution with TotalEnergies ✓ Project returns are consistently re-evaluated against Air Products' targets ✓ Target >10% IRR threshold for new projects, in-line with public peers
Tie future capital investment to offtake agreements, consistent with well-established practice in the industrial gas sector	✓ Air Products will not announce a future project without an anchor customer committed on a long-term basis
Capex-to-sales to return to normalized levels beyond FY2026	✓ Assuming project finance goals are met, capex after project finance funding sources is expected to reduce to normalized levels by FY2026 ✓ Continuing to seek alternative funding sources to reduce annual capex ✓ We expect positive net cash starting in FY2027
Communicate a clear, credible, and transparent CEO succession plan	✓ President search announced in August 2024 although executive search firm was engaged since January 2023 ✓ Anticipate announcement of new President and related timeline for CEO succession by March 31, 2025 ✓ Air Products will ensure a smooth transition during FY2025 for the new CEO
Refresh the Board with highly qualified, independent directors with relevant experience leading capital-intensive businesses and managing succession processes	✓ On November 18, announced planned changes to its Board as part of its commitment to ongoing refreshment ✓ Following these changes, the Board will continue to be comprised of nine Directors, six of whom will have been appointed in the last five years as of the annual meeting
Restructure executive compensation to improve alignment with strategy and performance	✓ Several recent changes to executive compensation program ✓ Performance shares awarded as long-term incentives beginning in FY2026 will include a return on invested capital measure, in addition to TSR relative to the S&P 500

Air Products' Board Continuously Reviews Company Strategy, Capital Allocation, and Governance and Had Extensively Assessed the Above Items Prior to Mantle Ridge's Involvement

52

AIR PRODUCTS

The Board Maintains a Robust Capital Allocation Framework Focused on Maximizing Sustainable Long-Term Shareholder Value Our Approach • Invest in new projects that meet or exceed internal return targets Core industrial gas capex represents aligned with our two-pillar growth strategy >50% of FY2023-FY2025 total capex − Traditional industrial gas business and sustainable growth projects in favorable markets Clean Hydrogen Core Business • Invest to maintain our reliable and profitable asset base Growth, Growth 44% Capex, 42% Looking Forward • Evaluating alternative funding opportunities to reduce capital outlay • Expect meaningful declines in net debt to Adjusted EBITDA ratio starting FY2027 Core Business Maintenance Capex, 14% • Expect positive net cash starting in FY2027 53

Actively Managing Investment Risk Across Significant Projects

Projects Under Execution		
Plant	**Customer / Location**	**Current Status**
Green H_2	AP/NEOM, Saudi Arabia	• Construction 60% complete; ~35% of production contracted on take-or-pay basis with negotiations underway for remaining production • Recently executed long-term agreement for downstream distribution with TotalEnergies • Investing $800 million – significantly less than $1.7B originally projected • Onstream by end of 2026
Blue H_2	Production/LA, USA	• Submitted for permits and expects them to be issued in 2025 and 2026 • In active discussion for offtake and assessing equity partners and project financing
H_2 / SAF	World Energy/CA, USA	• On hold awaiting permits • Mitigating development risk in interim period
Net-zero blue H_2	IOL/Canada	• 60% of production committed with negotiations underway for remaining production
Green H_2	NY, USA	• Project moving forward on time • Targeting onstream in 2027-2028
Blue H_2	ExxonMobil / Rotterdam NL	• Long-term offtake agreements with ExxonMobil and the Dutch State • Targeting onstream in 2026

Air Products' Board and Management Maintain a Disciplined, Rigorous Focus on De-Risking Clean Hydrogen Projects

54
AIR PRODUCTS

Our Jazan and NEOM Projects Demonstrate Our Ability to Raise Alternative Funding

NEOM Carbon-free hydrogen

Produced and delivered with proven, world-class technology



Hydrogen Production at NEOM
Hydrogen Refuelling Station
Electrolyzer
Hydrogen
Power
Nitrogen
Wind/Solar
ASU
Ammonia Production
Ammonia
Global Distribution Ship/Truck
Dissociation
H2 Compression
H_2
Carbon-free H_2

- **Capital:** multi-billion
- **Ownership:** 1/3 equal Air Products/NEOM/ACWA Power

- **Capital:** ~$2 billion
- **Ownership:** 100% Air Products

- 73% non-recourse project finance, funded by 23 global financial institutions
- 27% cash from three equity partners
- Air Products only represents 1/3rd share of the equity at $800 million, significantly less than initially planned

Jazan Joint Venture

Supply Saudi Aramco with critical supply of power, steam, utilities, and hydrogen



Refined products to market
To Saudi power grid
Power
Hydrogen
Crude oil
400,000 BBL/day refinery
Vacuum resid
Gasifier
(Air Products/Shell)
Syngas
Power Block
Utilities
3,800 MW of power
75,000 TPD
Oxygen
Nitrogen
ASU
Built by Air Products
~$12B of assets acquired by JV

- Joint venture structure – with 40% member contributions and 60% non-recourse project financing
- Joint venture owns and operates the facility under a 25-year contract for a fixed monthly fee
- Significantly de-risked through Aramco offtake

55

AIR PRODUCTS

The Air Products Board is a Prudent Steward of Capital, and Our Commitments Prove This Clean Energy • Assessing alternate funding Air Products Overall Key Pillars of Our Investing Strategy opportunities across nearly all ongoing clean hydrogen projects 75% firm commitment on offtake on existing projects before announcing 1 new projects • Actively looking across projects for equity partners who will Secure an anchor customer for future projects 2 commit to offtake Projects to have significant offtake committed on a long-term basis ahead • Put World Energy project on hold 3 of construction to avoid potential permit risk • Focused on investing into new Evaluate new projects against >10% target IRR threshold 4 projects that will achieve target IRR 5 Actively seeking equity investment and project financing for Louisiana Blue Energy ꟷ No longer pursuing Texas Green Hydrogen JV; sold development rights to our Evaluate the portfolio for opportunities to sell non-core businesses 6 partner Continue to invest in attractive core industrial gases growth projects that achieve • We expect positive net cash 7 target IRR starting in FY2027 Grow dividend each year, continuing to build on heritage of a 9% dividend CAGR 8 since FY2014 Many of These Commitments Existed Prior to Mantle Ridge’s Involvement 56

Conclusion 57

Conclusion

01 Air Products Board and Management Have Consistently Delivered Results

- We are the most profitable industrial gas business in the world based on Adjusted EBITDA margin [(A)], growing at GDP or industrial production levels
  - We operate core industrial gases infrastructure globally, including 1,800 miles of industrial gas pipeline and 750+ production facilities
  - ~50% of FY2024 sales were driven by our on-site customers; our on-site business model yields stable and consistent returns given that costs are passed through to the customers, the contracts are long-term (e.g., 10-20 years), and customers pay fixed monthly charges and / or have minimum purchase requirements
- Significant gains in pricing, volume, and a stable, infrastructure-like on-site business model have delivered a 1,400bps increase in Adjusted EBITDA margin [(A)] and a compound annual Adjusted EPS growth rate [(A)] of ~11% since FY2014
  - Our sales have grown at a ~4% compound annual growth rate since FY2014 – higher than our public peers [(B)]
- Strong cash generation fuels continued increases in our dividend and strategic capital expenditures
  - Returned $11.5 billion of cash to shareholders since FY2014
  - We have executed 42 consecutive years of dividend increases and have delivered a ~9% compound annual dividend growth rate since FY2014
- Under the Board's and Seifi Ghasemi's leadership, Air Products has created more than $44B of shareholder value [(C)]
- Air Products has a track record of effectively executing on major projects, having successfully executed three major projects under the Board's and Mr. Ghasemi's stewardship over the last seven years alone – deploying $5B in capital and achieving overall returns across these projects exceeding our target
  - This includes the Lu'an Gasification Project, Jazan Industrial Complex and Uzbekistan Gas-to-Liquid Facility

02 The Board and Management Have Developed and Are Executing on a Focused Strategy to Extend the Core into Clean Hydrogen

- Today, fossil fuels account for more than 80% of global energy production, with a meaningful CO_2 footprint
  - Clean hydrogen is a clean fuel of the future because it can be a source of energy like oil or gas but releases no climate-warming carbon dioxide
- To grow long-term volumes, satisfy global decarbonization regulation, effectively serve evolving customer needs, and remain competitive, the industrial gases sector must invest in clean hydrogen capabilities
  - Clean hydrogen is a critical input for companies to reach their net-zero carbon emissions goals, including Air Products
- Today, we are considered the leading supplier of hydrogen globally, and we are working to extend our leadership into clean hydrogen
  - We were the first industrial gases company to sell gray hydrogen over-the-fence and have been doing so for 50+ years
  - We capitalized on global desulfurization regulations in the 1990s to further supply hydrogen to refineries
  - We are using this strategy again to build upon our core business and capture growth in clean hydrogen
- Because we are the first-mover, we have secured optimal locations globally and have begun forging critical supply chain and financing partnerships to excel in clean hydrogen
  - We are well-positioned to grow with the next phase of hydrogen development, which is clean hydrogen supported by the need to decarbonize hard-to-abate end markets
  - Our clean hydrogen growth will start with many of the same customers and end markets we know well and serve today
- We are replicating the core industrial gases model: anchor customers, long-term committed offtake ahead of construction, take-or-pay contracts with cost pass-through
  - We expect positive net cash starting in FY2027
  - Air Products' clean hydrogen projects are expected to deliver returns at or above our core industrial gas return levels, producing significant additional value to our shareholders

Sources: Company Filings and Presentations, Publicly Available Information, United Nations, Capital IQ
(A) Non-GAAP financial measure. See Appendix for reconciliation
(B) Peers include Air Liquide, Linde and Nippon Sanso. Air Products based on GAAP sales CAGR from 9/30/14 to 9/30/24 as reclassified to give effect to divestitures of the PMD and EMD businesses. Air Liquide based on CAGR from 12/31/14 to 12/31/24(E) and is adjusted for its acquisition of Airgas. Linde based on CAGR from 12/31/16 to 12/31/24(E) and is adjusted for its combination with Praxair. Nippon Sanso based on CAGR from 3/31/18 to 3/31/25(E) and is adjusted for its acquisition of Praxair European Assets. Starting revenue data-point is converted to USD at historical FX rate
(C) Based on $25.2B market capitalization on June 30, 2014 (one day prior to Seifi Ghasemi's first day as CEO) and December 13, 2024

58

AIR PRODUCTS

Conclusion Refreshed, Independent and Fit-For-Purpose Board to Oversee Our Strategy 03 • The Air Products Board has the skills, experience, and expertise to oversee the successful execution of our two-pillar growth strategy to grow our core industrial gas business while capitalizing on our first-mover advantage in the clean hydrogen market and driving value creation • The Board and Management team have been responsive to shareholders regarding capital investment discipline, making several strategic announcements of late that had been under review, such as (a) not committing to new clean hydrogen projects until existing capacity is majority-committed and (b) no longer pursuing the Texas green hydrogen JV after concluding its return profile would be insufficient to meet our standards • The Board is committed to regular refreshment. To that end, six of nine directors on our slate were nominated in the last five years, including two new director nominees • Our two new nominees, Bob Patel and Alfred Stern, were selected after an extensive search process and bring significant experience leading and overseeing public companies as CEOs – Each has a stellar record growing major industrial companies internationally and capitalizing on clean energy and sustainability opportunities • The Board is conducting a thorough search, aided by an independent search firm, for a President to serve as a qualified CEO successor to Mr. Ghasemi – This search began in January 2023 and was formally announced in August 2024, prior to D.E. Shaw’s or Mantle Ridge's involvement. We anticipate the announcement of the new President and related timeline for CEO succession no later than March 31, 2025 • The Board is confident that we will recruit a candidate of superior caliber and experience: someone well known to investors and a current or former public company CEO with significant international experience and relationships to address the scale of our business • The Board is currently prioritizing five candidates from a pool of over 1,000 candidates Without Any Serious Plan for Value Creation, Mantle Ridge Seeks to Replace Air Products’ Board Leadership with Inferior Nominees 04 with Questionable Independent Thought • Our interactions with Paul Hilal and Mantle Ridge demonstrate a lack of judgment and a pattern of behavior that is beyond the basis for reasonable, constructive engagement. Mantle Ridge is seeking to seize control of Board leadership and management by replacing our Lead Independent Director, replacing two of three independent committee Chairs, firing our CEO, replacing the executive team, and halting our strategy that is on track to create substantial long-term shareholder value, without any viable alternative for growth • Mantle Ridge has proposed a new CEO candidate, despite not nominating him to their slate, who lacks public company CEO experience, has never served as a public company director and has not served in an operational role in four years • Mantle Ridge has proposed an Executive Board Chairman candidate who, according to media reports and court filings and transcripts, may have leaked confidential information from three companies on whose boards he was serving to a friend, leading to criminal charges being brought against the friend for lying to the FBI, and SEC enforcement action against the friend and another individual who appears to have traded on the basis of such information • Shortly before public disclosure of this candidate’s reportedly having leaked confidential information and the related enforcement actions, the candidate resigned from three boards and the candidate has not served on the board of a public company since such resignations nearly six years ago, and has not served in an operating role in 17 years • The election of Mantle Ridge's slate of nominees would remove critical expertise from our Board, including our CEO and Lead Independent Director, along with two other highly-qualified independent directors with extensive experience leading world-scale energy projects and multi-jurisdictional M&A expertise • We believe Mantle Ridge’s nominees have been selected, not because their experience is superior to or more relevant than our existing nominees, but rather because of pre-existing relationships with Mr. Hilal or their history as previous activist nominees • Shareholders should be concerned that the relationships between certain of Mantle Ridge’s nominees and Mr. Hilal could preclude them from acting independently 59

Appendix 60

Adjusted EBITDA and Adjusted EBITDA Margin Reconciliation

Adjusted EBITDA and Adjusted EBITDA Margin

Air Products defines adjusted EBITDA as net income less income or loss from discontinued operations, net of tax, and excluding non-GAAP adjustments, which the Company does not believe to be indicative of underlying business trends, before interest expense, other non-operating income (expense), net, income tax provision, and depreciation and amortization expense. Adjusted EBITDA and adjusted EBITDA margin provide useful metrics for management to assess operating performance. Margins are calculated independently for each period by dividing each line item by consolidated sales for the respective period and may not sum to total margin due to rounding. The tables below present consolidated sales and a reconciliation of net income on a GAAP basis to adjusted EBITDA and net income margin on a GAAP basis to adjusted EBITDA margin:

Millions of U.S. Dollars unless otherwise indicated	FY2024	FY2023	FY2022	FY2021	FY2020	FY2019	FY2018	FY2017	FY2016	FY2015	FY2014
Sales	$12,100.6	$12,600.0	$12,698.6	$10,323.0	$8,856.3	$8,918.9	$8,930.2	$8,187.6	$7,503.7	$7,824.3	$8,384.0
Net income	3,862.4	2,338.6	2,266.5	2,114.9	1,931.1	1,809.4	1,532.9	3,021.2	661.5	1,317.6	993.1
Net income margin	31.9%	18.6%	17.8%	20.5%	21.8%	20.3%	17.2%	36.9%	8.8%	16.8%	11.8%
Reconciliation of GAAP to Non-GAAP:											
Net income	$3,862.4	$2,338.6	$2,266.5	$2,114.9	$1,931.1	$1,809.4	$1,532.9	$3,021.2	$661.5	$1,317.6	$993.1
Less: (Loss) Income from discontinued operations, net of tax	(13.9)	7.4	12.6	70.3	(14.3)	—	42.2	1,866.0	(460.5)	351.7	302.1
Add: Interest expense	218.8	177.5	128.0	141.8	109.3	137.0	130.5	120.6	115.2	102.8	124.0
Less: Other non-operating (expense) income, net	(73.8)	(39.0)	62.4	73.7	30.7	66.7	5.1	16.6	(5.4)	(42.3)	(51.7)
Add: Income tax provision	944.9	551.2	500.8	462.8	478.4	480.1	524.3	260.9	432.6	300.2	258.1
Add: Depreciation and amortization	1,451.1	1,358.3	1,338.2	1,321.3	1,185.0	1,082.8	970.7	865.8	854.6	858.5	875.6
Add: Facility closure	—	—	—	23.2	—	29.0	—	—	—	—	—
Less: Change in inventory valuation method	—	—	—	—	—	—	24.1	—	—	—	—
Less: Gain on sale of business	1,575.6	—	—	—	—	—	—	—	—	—	—
Add: Business restructuring, cost reduction, and asset actions	57.0	244.6	73.7	—	—	25.5	—	151.4	34.5	180.1	11.1
Add: Business separation costs	—	—	—	—	—	—	—	32.5	50.6	7.5	—
Less: Gain on exchange with joint venture partner	—	—	—	36.8	—	29.1	—	—	—	—	—
Less: Gain on previously held equity interest	—	—	—	—	—	—	—	—	—	17.9	—
Add: Goodwill and intangible asset impairment charge	—	—	—	—	—	—	—	162.1	—	—	310.1
Less: Company headquarters relocation income	—	—	—	—	33.8	—	—	—	—	—	—
Less: Gain on land sales	—	—	—	—	—	—	—	12.2	—	33.6	—
Add: Equity method investment impairment charge	—	—	14.8	—	—	—	—	79.5	—	—	—
Less: India Finance Act 2020 - equity affiliate income impact	—	—	—	—	33.8	—	—	—	—	—	—
Add: Tax reform repatriation - equity method investment	—	—	—	—	—	—	28.5	—	—	—	—
Add: Loss on extinguishment of debt	—	—	—	—	—	—	—	—	6.9	16.6	—
Adjusted EBITDA	$5,046.3	$4,701.8	$4,247.0	$3,883.2	$3,619.8	$3,468.0	$3,115.5	$2,799.2	$2,621.8	$2,422.4	$2,321.6
Adjusted EBITDA margin	41.7%	37.3%	33.4%	37.6%	40.9%	38.9%	34.9%	34.2%	34.9%	31.0%	27.7%

Net income margin improvement FY2014-FY2024	2,010 bps
Adjusted EBITDA margin improvement FY2014-FY2024	1,400 bps

61

AIR PRODUCTS

Adjusted Diluted Earnings Per Share (“EPS”) Reconciliation

Adjusted Diluted Earnings per Share ("EPS")

Adjusted diluted EPS is presented on a continuing operations basis. Air Products calculates this non-GAAP measure as net income from continuing operations attributable to Air Products, excluding the impact of certain disclosed items that the Company believes are not representative of underlying business performance, divided by the weighted average common shares reflecting the potential dilution that could occur if stock options or other share-based awards were exercised or converted into common stock. The Company believes it is important for the reader to understand the per share impact of our non-GAAP adjustments because management does not consider these impacts when evaluating underlying business performance. Per share impacts are calculated independently and may not sum to total adjusted diluted EPS due to rounding.

FY2021-FY2024

Effective beginning in fiscal year 2023, Air Products' adjusted diluted EPS excludes the impact of non-service related components of net periodic benefit/cost for the Company's defined benefit pension plans. Adjusted diluted EPS for fiscal years 2022 and 2021 and relevant comparisons presented below have been recast accordingly to conform to this presentation.

	FY2024	FY2023	FY2022	FY2021
Diluted EPS	**$17.24**	**$10.30**	**$10.08**	**$9.12**
Facility closure	—	—	—	0.08
Gain on sale of business	(5.38)	—	—	—
Business and asset actions	0.20	0.92	0.27	—
Gain on exchange with joint venture partner	—	—	—	(0.12)
Equity method investment impairment charge	—	—	0.05	—
Loss on de-designation of cash flow hedges	0.02	—	—	—
Non-service pension cost (benefit), net	0.34	0.29	(0.15)	(0.29)
Tax election benefit and other	—	—	—	(0.05)
Adjusted Diluted EPS	**$12.43**	**$11.51**	**$10.25**	**$8.73**

	FY2024 vs. FY2023	FY2023 vs. FY2022	FY2022 vs. FY2021
Change GAAP			
Diluted EPS $ change	$6.94	$0.22	$0.96
Diluted EPS % change	67%	2%	11%
Change Non-GAAP			
Adjusted diluted EPS $ change	$0.92	$1.26	$1.52
Adjusted diluted EPS % change	8%	12%	17%

62

AIR PRODUCTS

Adjusted Diluted Earnings Per Share ("EPS") Reconciliation (Cont'd)

FY2014-FY2021

Amounts presented in the table below are as previously reported. The per share impact for each non-GAAP adjustment was calculated independently and may not sum to total adjusted diluted EPS due to rounding.

	FY2021	FY2020	FY2019	FY2018	FY2017	FY2016	FY2015	FY2014
Diluted EPS	**$9.12**	**$8.55**	**$7.94**	**$6.59**	**$5.16**	**$5.04**	**$4.29**	**$3.24**
Change in inventory valuation method	—	—	—	(0.08)	—	—	—	—
Facility closure	0.08	—	0.10	—	—	—	—	—
Business separation costs	—	—	—	—	0.12	0.21	0.03	—
Tax (benefit) costs associated with business separation	—	—	—	—	(0.02)	0.24	—	—
Business restructuring, cost reduction, and asset actions	—	—	0.08	—	0.49	0.11	0.61	0.03
Goodwill and intangible asset impairment charge	—	—	—	—	0.70	—	—	1.27
Gain on exchange with joint venture partner	(0.12)	—	(0.13)	—	—	—	—	—
Gain on previously held equity interest	—	—	—	—	—	—	(0.05)	—
Company headquarters relocation (income) expense	—	(0.12)	—	—	—	—	—	—
Gain on land sales	—	—	—	—	(0.03)	—	(0.13)	—
India Finance Act 2020	—	(0.06)	—	—	—	—	—	—
Equity method investment impairment charge	—	—	—	—	0.36	—	—	—
Pension settlement loss	—	—	0.02	0.15	0.03	0.02	0.06	0.02
Loss on extinguishment of debt	—	—	—	—	—	0.02	0.07	—
Tax reform repatriation	—	—	(0.06)	2.16	—	—	—	—
Tax reform adjustment related to deemed foreign dividends	—	—	0.26	(0.25)	—	—	—	—
Tax reform rate change and other	—	—	—	(0.96)	—	—	—	—
Tax restructuring	—	—	—	(0.16)	—	—	—	—
Tax election benefit and other	(0.05)	—	—	—	(0.50)	—	—	(0.14)
Adjusted Diluted EPS	**$9.02**	**$8.38**	**$8.21**	**$7.45**	**$6.31**	**$5.64**	**$4.88**	**$4.42**

	FY2021 vs. FY2020	FY2020 vs. FY2019	FY2019 vs. FY2018	FY2018 vs. FY2017	FY2017 vs. FY2016	FY2016 vs. FY2015	FY2015 vs. FY2014
Change GAAP							
Diluted EPS $ change	$0.57	$0.61	$1.35	$1.43	$0.12	$0.75	$1.05
Diluted EPS % change	7 %	8 %	20 %	28 %	2 %	17 %	32 %
Change Non-GAAP							
Adjusted diluted EPS $ change	$0.64	$0.17	$0.76	$1.14	$0.67	$0.76	$0.46
Adjusted diluted EPS % change	8 %	2 %	10 %	18 %	12 %	16 %	10 %

63

Thank You

Also on December 18, 2024, the Company mailed the following letter to its shareholders and posted the same to its website, https://www.voteairproducts.com/:

Vote “FOR” Only Air Products’ Highly Qualied fi Director Nominees on the WHITE Proxy Card

December 18, 2024 Dear Fellow Shareholder, The Air Products Annual Meeting is fast approaching, and you have an important opportunity to protect the value of your investment and the meaningful results the Company has delivered and anticipates continuing to deliver — as we have for the past 10 years. Under the supervision of our Board, management is executing a long-term strategy to grow our core industrial gas business, while leveraging decades of relevant expertise to capitalize on our important first-mover position in the clean hydrogen market to deliver maximized value for our shareholders. We ask that you please visit our Annual Meeting website at voteairproducts.com or the Company Investor Relations page to find a new investor presentation that we filed today, entitled “Creating Superior Shareholder Value Through Disciplined Investment in Clean Hydrogen,” where we go through, in greater detail, why our long-term growth strategy is the right one, why Air Products’ Nominees are the necessary leaders to move Air Products forward, and why shareholders should not support Mantle Ridge’s nominees. We recommend you vote your shares “FOR” ONLY Air Products’ Nominees — Tonit M. Calaway, Charles Cogut, Lisa A. Davis, Seifollah Ghasemi, Jessica Trocchi Graziano, Edward L. Monser, Bhavesh V. (“Bob”) Patel, Wayne T. Smith and Alfred Stern — on the Company’s WHITE proxy card. Over the Past Decade Under the Leadership of Our Chief Executive Oc ffi er, Seifi Ghasemi, Air Products Has Created 1 Over $44 Billion in Shareholder Value Since Mr. Ghasemi became CEO in 2014, he has spearheaded the transformation of Air Products into the most profitable industrial gas business in the world based on adjusted EBITDA margin, growing the business at GDP-plus rates. This strong cash generation has allowed Air Products to invest in our core industrial gas business, while expanding into clean hydrogen — a tremendous growth opportunity now and well into the future. Our strong performance has directly benefitted shareholders through $11.5 billion in cash returned since 2014. In addition, our dividend per share has increased for 42 consecutive years and grown at a ~9% CAGR for the past 10 years, demonstrating our commitment to sharing with our investors the value we create. Including 2 dividends, Air Products has delivered over $44 billion in total shareholder value over the last decade under Mr. Ghasemi’s leadership. 1

During Mr. Ghasemi's tenure, the Company has delivered the following key financial outcomes:

Air Products Has Achieved Sector-Leading Sales Growth

Long-Term Organic Sales Compound Annual Growth Rate (Chart 1)


3.7%(A)
2.3%(B)
1.7%(C)
1.3%(D)
AIR PRODUCTS
NIPPON SANSO HOLDINGS
Linde
Air Liquide

Under The Board's and Seifi Ghasemi's Leadership, Margins Have Become Best-in-Class

Air Products Adjusted EBITDA Margin(A)(B) (Chart 2)


27.7%
31.0%
34.9%
34.2%
34.9%
38.9%
40.9%
37.6%
33.4%
37.3%
41.7%
Rising energy costs inflated sales (denominator), simultaneous lag in full pass-through / recovery
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

LTM Adjusted EBITDA Margin (%)(A)(C) (Chart 3)


41.7%
38.2%
27.7%
22.8%
AIR PRODUCTS
Linde
Air Liquide

Air Products Has Consistently Grown its Adjusted EPS(A) and Dividend

Adjusted EPS ($)(A) (Chart 4)


$14.00
$13.00
$12.00
$11.00
$10.00
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
~11%
CAGR
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

Dividends Per Share ($) (Chart 5)


$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
~9%
CAGR
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

Under Mr. Ghasemi's direction, the Company has continuously pushed for profitability improvements and has been increasing its price-cost spread. This has been accomplished through favorable contract modifications over time, resulting in an increased contribution of stable on-site revenues. Further improvement and growth of the core industrial gas business are ongoing, and the Board and management team remain focused on maximizing value over the long-term.

2

Air Products Is Successfully Executing a Two-Pillar Growth Strategy to Continue Driving Value Creation into the Future

We remain focused on investing in, and growing, our core industrial gas business, which delivers industry-leading profitability based on adjusted EBITDA margin,[3] while advancing our first-mover advantage in the clean hydrogen market. We have allocated more than 50% of our total capital expenditures for FY 2023-2025 to our core business, underscoring our commitment to its continued growth. We have already launched multiple projects in recent years aimed at improving capacity, increasing efficiencies and reaching new industrial gas markets.

In tandem with these investments, Air Products is positioning the core business to capture opportunities for growth in expanding market segments. For instance, we have accumulated a critical mass of infrastructure strategically placed next to global electronics providers' fabrication facilities, orienting our core industrial gas business to benefit from data center, AI and CHIPS Act tailwinds.

As a result of this approach, we have achieved significant tangible benefits to the business. Our on-site core capabilities model is driving resilience through a balanced mix of on-site and merchant sales. We are more heavily weighted toward the stable, infrastructure-like on-site business model than our peers, strengthening the durability of our business.

At the same time, we are expanding into clean hydrogen, a market with immense long-term potential:

- Today, 80% of the global energy market is fossil fuel-based,[4] with clean hydrogen poised to play a major role in diversifying the mix of energy sources.
- Clean hydrogen can be burned a source of energy like oil or gas but releases no climate-warming carbon dioxide, making it an ideal fuel for the future amid a global push to decarbonize emissions.
- To grow long-term volumes, satisfy global decarbonization regulation, effectively serve evolving customer needs, and remain competitive, the industrial gases sector must invest in clean hydrogen capabilities.

According to independent experts, the clean hydrogen market is expected to be worth more than $600 billion by 2030 and exceed $1 trillion by 2050.[5] Clean hydrogen may contribute up to 20% of total global abatement needed by 2050.[6] Clean hydrogen is anticipated to have applications across a diverse array of end markets including road transport, shipping, iron, aluminum and steel, chemicals and petrochemicals, and power generation.

Hydrogen May Contribute Up to 20% of Global Emissions Reduction by 2050[(A)]

Annual CO2 Emission (Gt/year) / Energy-related CO2 Emissions (Gt/yr) (Chart 6)


35
30
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Abatement by Technology (%)[(B)] (Chart7)


Up to 20%
Clean Hydrogen
80%
Other Renewables &
Energy Efficiency

3

No company is better positioned than Air Products — with more than 65 years of hydrogen experience — to meet the growing demand in this space, by serving global customers across industries working to improve efficiency and reliability while reducing emissions. Initially capturing even a small portion of the clean hydrogen market would provide incredible value for shareholders.

First-Mover Advantage Is Absolutely Critical to Success in the Clean Hydrogen Market — and We Are Seeing Early Results

There are four key elements that make being the first mover in clean hydrogen incredibly crucial, and where Air Products has an edge:

Land scarcity: Access to ample resources such as sun and wind are critical to produce green hydrogen; and the right geology, large land plots, low-cost natural gas for carbon sequestration, and skilled labor are essential for blue hydrogen production.

Limited supply chain partners: Supply chain logistics are complex, and the necessary intellectual property and partners are limited.

Securing best-in-class customer agreements: We have the best seat at the table to negotiate offtake agreements with customers.

Obtaining highest-quality financing partners: Meaningful capital investment is needed to secure the backing of financing partners with the proper scale and industry expertise.

Underpinning our advantage in these four important areas are the critical developments of proprietary knowledge and intellectual property, which enable a first-mover advantage to transition into a world-leading position.

Capturing a small portion of market share now will compound as the market continues to expand.

Because of our foresight and strategic investment, Air Products has achieved several early successes in clean hydrogen to date:

- ☑ We announced a pioneering supply agreement in June 2024, a 15-year take-or-pay agreement to supply 70,000 tons of green hydrogen annually to decarbonize TotalEnergies' Northern European refineries starting in 2030. We are also in discussions for green hydrogen supply to its other EU refineries.
- ☑ 60% of capacity for our Canada Net-Zero Hydrogen Energy Project is already committed, and negotiations for the remainder of the capacity are underway.
- ☑ We are the primary EPC contractor and system integrator of the NEOM Green Hydrogen Complex, the largest green-hydrogen-based ammonia production facility that will serve as a key solution for transportation and industrial sectors globally. Air Products is the exclusive off-taker of the green hydrogen produced in the form of green ammonia at the facility.
- ☑ We support Daimler's European Hydrogen Refueling Network project to develop permanent and commercial scale hydrogen refueling stations and have announced networks are being built in California in addition to Canada and Europe.

These important achievements are underpinned by the Board's relentless focus on disciplined capital allocation and risk management controls. We remain focused on delivering on the onstream dates we have outlined and are securing more contracted offtake. The Company expects to generate positive net cash starting in FY2027.

4

Air Products' Board Is Refreshed, Independent and Fit-For-Purpose — Mantle Ridge's Proposed Nominees Would Remove Significant and Relevant Experience and Expertise from the Board

Our Board is committed to strong governance practices, including regular Board refreshment. This is demonstrated through our diverse and continuously enhanced Board composition. With Air Products shareholders supporting our nominations of Mr. Patel and Mr. Stern at the 2025 Annual Meeting, six out of nine Directors will have been first elected in the last five years. Our Board is world-class with expertise across a full range of disciplines, from operations and supply chain optimization to corporate governance and regulations. It consists of individuals with high-caliber executive and leadership experience in chemicals, industrial manufacturing and renewables as well as public company board experience.

Mantle Ridge is seeking to replace four directors who are integral to our Board: Seifollah (Seifi) Ghasemi, Edward L. Monser, Charles Cogut and Lisa A. Davis. If successful, Mantle Ridge's nominees would eliminate significant and relevant expertise brought by these current directors and disrupt the significant progress the Company has made.

Seifollah "Seifi" Ghasemi

Chairman, President and CEO of Air Products

- ☑ Highly respected executive in industrial gases and specialty chemicals
- ☑ Shareholder in APD with personal stake totaling around $239 million[7]
- ☑ Incentives highly aligned with shareholders
- ☑ Appointed CEO in 2014 after Pershing Square / Paul Hilal supported his appointment to the Board
- ☑ Significant industry CEO and executive experience
- ☑ Transformed Air Products by creating over $44 billion of shareholder value during his tenure[8]
- ☑ Built Air Products into the industry leader through organic revenue growth, margin expansion, EPS expansion, and the development and implementation of a Five-Point Plan to guide future success

Dennis Reilley

Mantle Ridge Chairman Nominee

- ☒ Multiple news outlets reported, based on testimony in a federal court plea hearing, that he leaked to a friend non-public information he was privy to during the period he served as a director of Covidien, DowDuPont and Marathon Oil, including, in the case of Covidien, about an upcoming M&A transaction, resulting in federal and SEC enforcement charges and fines against the friend and a business associate
- ☒ Shortly before public disclosure of reportedly having leaked confidential information and the related enforcement actions, he resigned from three boards and has not served on the board of a public company since such resignations nearly six years ago
- ☒ Has not held an executive or operating position in over 17 years
- ☒ Owns no shares in APD
- ☒ Longstanding relationship with Mr. Hilal from tenure on CSX Board in connection with Mantle Ridge's settlement with CSX and serving as a nominee of Mantle Ridge in its activist fight at Dollar Tree
- ☒ Has a two-year consulting agreement with Mantle Ridge, misaligning his interests from those of Air Products' shareholders

5

Edward L. Monser
Lead Independent Director of Air Products

- ☑ Significant experience in industrial operations and supply chain optimization
- ☑ Appointed in 2014 with support from Pershing Square / Paul Hilal who stated as recently as October 2024 that: Ed Monser is "the kind of truly independent, high-integrity and shareholder-oriented director nominee[ ] that we think can best serve shareholders[9]"
- ☑ Over 30 years of experience leading global engineering organizations through strategic change
- ☑ Strong understanding of industrial operations, supply chain optimization and continuous improvement
- ☑ Extensive experience in international business operations in emerging markets

Paul Hilal
Mantle Ridge CEO and Nominee

- ☒ No experience with the board or operations of an industrial gas or chemicals company
- ☒ Track record of value destruction and mismanaged succession processes at all of Mantle Ridge's public activist campaigns – Aramark, CSX and Dollar Tree – TSR relative to the S&P 500 during his Board tenures decreased at all companies: Dollar Tree **-104%**, CSX **-69%** and Aramark **-63%**[10]
- ☒ Dissident director slate appears assembled largely based on previous relationships and activism involvement as opposed to fit-for-purpose recruitment
- ☒ Under his board oversight, CSX said in October 2024 it had received a subpoena from the Securities and Exchange Commission over an accounting restatement, as well as information requests about some of the company's performance metrics

Charles Cogut
Independent Director of Air Products

- ☑ Leading corporate lawyer with multi-jurisdictional M&A expertise
- ☑ Regarded as one of the most prominent corporate lawyers in the United States
- ☑ 39-year tenure at Simpson Thacher & Bartlett LLP where he specialized in: domestic, international and cross-border M&A, the representation of special committees of boards of directors, buyouts and other transactions involving private equity firms
- ☑ Previously served as a director of The Williams Companies, Inc.

Tracy McKibben
Mantle Ridge Nominee

- ☒ Less relevant experience than targeted directors
- ☒ Appears to have significantly less legal experience than Mr. Cogut
- ☒ Energy experience via advisory work is redundant, but on a much less comparable level given Lisa Davis and Alfred Stern's much more significant energy expertise
- ☒ Former board experience includes governance issues involving related party transactions and involvement in controversial and unsuccessful activism campaigns

Lisa A. Davis
Independent Director of Air Products

- ☑ Extensive experience leading world-scale energy projects, including renewables
- ☑ 35-year tenure leading large, multi-faceted international businesses within energy and manufacturing industries, overseeing and implementing world-scale energy projects
- ☑ Served on public boards in the U.S. and Europe, knowledge which is crucial to the Company as it implements complex international projects which are an increasing portion of the business

Andrew Evans
Mantle Ridge Nominee

- ☒ Less relevant experience than targeted directors
- ☒ Public executive and board experience limited to the U.S. and affiliation with an activist shareholder campaign
- ☒ Industry credentials and renewable energy project experience pale in caliber to those of Lisa Davis
- ☒ Oversaw the finances of the Vogtle nuclear power plant expansion project at Southern Co as CEO, which was plagued by construction delays and cost overruns — the project was seven years late and $17 billion over budget

6

Our Board is world-class with expertise across a full range of disciplines from operations and supply chain optimization to corporate governance and regulatory expertise. Mantle Ridge’s Proposed Executive Chairman Candidate Appears Alarmingly Unt t fi o Lead Air Products Or Any Public Company The core pillar of Mantle Ridge’s efforts is the replacement of the Board’s lead independent director, Ed Monser, as well as our Chairman and CEO, Seifi Ghasemi, with its hand-picked successors, Dennis Reilley and Eduardo Menezes. As you consider changes which would upend the leadership at Air Products and derail our momentum, we believe it is important that you are aware of the following facts relating to Mr. Reilley that the Board became aware of during its thorough evaluation of Mantle Ridge’s nominees: • In February 2019, a purported friend of Mr. Reilley, John Davidson, signed a plea agreement with the United States, admitting to making a false statement to the FBI that he had never received from “D.R.” any non-public information, which “D.R.” had acquired as a result of his position on the boards of 11 Marathon Oil, DowDuPont, or Covidien. The plea agreement used the initials “D.R.” only when referring to the director in question. We note that Mr. Reilley was not named directly in the complaint by the United States. • Shortly thereafter, the media reported on the charges brought against Mr. Davidson, and noted clearly that the charges stemmed from the FBI’s investigation into Dennis Reilley and whether insider information was provided about the impending merger of Covidien PLC, with its rival, Medtronic Inc. The 12 media noted that Mr. Reilley was a director at Covidien. • In December 2019, an associate of Mr. Davidson, John Special, was found liable and ordered to pay 13 nearly $3 million in an SEC enforcement action, for allegedly trading on the basis of the information leaked by Mr. Davidson, who had received material, non-public information from a “Director” who served on the boards of Covidien, Marathon Oil and DowDuPont, including in the case of Covidien, about a proposed transaction between Covidien and Medtronic. We note that Mr. Reilley was not named directly in the SEC’s complaint. • Notably, before news of the plea agreement and SEC enforcement action became publicly known, in December 2018 and January 2019, Mr. Reilley resigned as director of CSX (to which he had been appointed by Mantle Ridge) and DowDuPont, (both in December 2018), and as director and chairman of Marathon Oil (in February 2019), respectively. Mr. Reilley has not served on a public company board since these resignations. 7

A portion of the transcript from the hearing in which Mr. Davidson pled guilty to lying to the FBI regarding who he received information in connection with the Covidien/Medtronic’s merger is pasted below. If true, the statements are deeply concerning, as they show the director in question leaked board confidences regularly with his friend: MS. ANDERSON [Assistant U.S. Attorney]: And he D.R. provided you with nonpublic information he had received from all three of those boards, correct? THE DEFENDANT: Yes, ma’am. MS. ANDERSON: And he D.R. forwarded emails he received as a board member? THE DEFENDANT: Yes, ma’am. […] MS. ANDERSON: You had, in fact, received nonpublic information from D.R. that he had acquired from his board work at Covidien, Marathon and Dow, correct? THE DEFENDANT: Yes, ma’am. MS. ANDERSON: And sometime between March 2014 and May 15th, 2014, you specifically learned from D.R. about developing negotiations about Covidien’s merger with or acquisition by Medtronic, correct? THE DEFENDANT: That is correct. MS. ANDERSON: And you understood that information to be nonpublic, correct? THE DEFENDANT: Yes, ma’am. In a statement Mantle Ridge issued on December 13 in response to another media report on the matter, it stated, “To be clear, Mr. Reilley in no way acted inappropriately, and has never been accused of or charged with any impropriety or wrongdoing in connection with the matter.” Mantle Ridge also claimed in its response that Mr. Davidson’s testimony was “false”. While Mr. Reilley was never formally charged by the FBI or the SEC for any wrongdoing, the information revealed in Mr. Davidson’s plea agreement and the SEC’s complaint against Mr. Special, if true, raises grave concerns about Mr. Reilley’s trustworthiness and ability to comply with his basic duty of confidentiality as a director. Mantle Ridge has offered no reasonable explanation to shareholders regarding this matter, other than to claim the testimony obtained under oath is false. These circumstances not only call into question Mantle Ridge’s judgment in putting Mr. Reilley forward, but also the credibility of the entire Mantle Ridge slate and campaign. In the Board’s view, this matter should disqualify Mr. Reilley from ever again serving on a public company board. 8

Mantle Ridge's Preferred CEO Candidate Is Insufficiently Qualified

In addition, Mantle Ridge's proposed CEO candidate, Eduardo Menezes, lacks public company CEO or board experience — two key criteria for Air Products' next CEO that the Board established months ago. By proposing a CEO candidate like Mr. Menezes who would require substantial on-the-job training and chaperoning at a pivotal moment for the Company, Mantle Ridge has clearly demonstrated that it is not interested in a thoughtful succession process that would benefit all shareholders and is instead only concerned about its own interests. Mr. Menezes is insufficiently experienced and lacks the basic qualifications our Board is looking for in CEO candidates.

Key CEO Search Qualities Established Before Engagement with Mantle Ridge by the Air Products Board	**Eduardo Menezes** Mantle Ridge CEO Candidate
☑ Expert track record of value creation and superior industry experience as CEO or Board Director	☒ No significant employment experience outside of his tenure at Linde and the company's subsidiaries
☑ Strong investor relationships and well known to the investor community	☒ Was passed over for the CEO role at Linde after 35 years with the company, never being promoted beyond EVP and Head of EMEA
☑ Current or former public company CEO	☒ No public company C-suite or board experience
☑ Significant international experience	☒ Retired since leaving Linde in 2021
☑ Global relationships with policymakers and regulators	

In contrast to Mantle Ridge's inadequate CEO candidate who fails to meet the Board's previously communicated search criteria, Air Products is advancing with a CEO succession process to find an excellent candidate suited to lead the Company in this next stage of growth. This process was announced in August 2024, prior to D.E. Shaw's, or Mantle Ridge's involvement. The Board has committed to providing an announcement of a new President and related timeline for CEO succession no later than March 31, 2025.

Mr. Hilal and Mantle Ridge have run the same failed playbook in each of its three activist campaigns since its founding. Each case forced major changes, including replacing the CEOs, and have failed to create long-term value for shareholders relative to the S&P 500. Since its founding, Mantle Ridge has never run an activist campaign or made a CEO change that has driven outperformance.

Mantle Ridge's stale, recycled playbook has failed before and, if implemented at Air Products, would fail again. Mantle Ridge's substandard Chairman and CEO candidates and lack of any credible plan leave us highly concerned that, if successful with its campaign, its actions would derail our clean hydrogen strategy and destroy shareholder value.

9

Safeguard the Value of Your Investment in Air Products by Voting for the Election of All of Air Products’ Nine Nominees on the White Proxy Card The Board understands its responsibility to deliver value to ALL shareholders. The Board also, with the support of its leadership advisory firm, considered Mantle Ridge’s revised slate and unanimously determined these nominees still do not offer qualifications superior to Air Products’ well-balanced slate of nominees with the proper skills and experience to lead the Company through its next phase of growth. Tonit M. Calaway, Charles ”Casey” Cogut, Lisa A. Davis, Independent Independent Independent Executive Vice President, Chief Retired Partner, Former Member of the Managing Administrative Officer, General Simpson Thacher & Bartlett LLP Board and CEO of Gas and Power Counsel and Secretary of for Siemens AG BorgWarner Inc. Seifollah “Seifi” Ghasemi, Jessica Trocchi Graziano, Edward L. Monser, Chairman Independent Independent, Lead Director President, and CEO Senior Vice President and Chief Retired President and Chief Financial Officer of United States Operating Officer of Emerson Steel Corporation Electric Co. Bhavesh V. (“Bob”) Patel, Wayne T. Smith, Alfred Stern, Independent, New Nominee Independent Independent, New Nominee Former President of Retired Chairman and Chief Executive Officer and Standard Industries Chief Executive Officer of Chairman of the Executive Board of BASF Corporation OMV Aktiengesellschaft We strongly urge that you vote your shares “FOR” ONLY Air Products’ Nominees. Please discard any blue proxy card you may receive from Mantle Ridge. Thank you for your ongoing support. Sincerely, The Air Products Board of Directors 10

YOUR VOTE IS IMPORTANT.

Whether or not you plan to virtually attend the Annual Meeting, please take a few minutes now to vote by Internet or by telephone by following the instructions on the WHITE proxy card, or to sign, date and return the enclosed WHITE proxy card in the enclosed postage-paid envelope provided. Regardless of the number of Company shares you own, your presence by proxy is helpful to establish a quorum and your vote is important.

Our Board of Directors Unanimously Recommends a Vote "FOR" Air Products' Nine Nominees and Proposals on the Enclosed WHITE Proxy Card.

For more information regarding our Board nominees and strategy, please visit:
www.voteairproducts.com.

If you have any questions or require any assistance with voting your shares, please call the Company's proxy solicitor:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor
New York, New York 10022

Shareholders may call toll free: **(877) 750-0937**
Banks and Brokers may call collect: **(212) 750-5853**

This letter contains "forward-looking statements" within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management's expectations and assumptions as of the date of this letter and are not guarantees of future performance. While forward-looking statements are made in good faith and based on assumptions, expectations and projections that management believes are reasonable based on currently available information, actual performance and financial results may differ materially from projections and estimates expressed in the forward-looking statements because of many factors, including the risk factors described in our Annual Report on Form 10-K for the fiscal year ended September 30, 2024 and other factors disclosed in our filings with the Securities and Exchange Commission. Except as required by law, we disclaim any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in the assumptions, beliefs or expectations or any change in events, conditions or circumstances upon which any such forward-looking statements are based.

This communication contains certain financial measures that are not prepared in accordance with U.S. generally accepted accounting principles ("GAAP"), including adjusted EPS, adjusted EBITDA, and adjusted EBITDA margin. On our website, at investors.airproducts.com, we have included definitions and reconciliations of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with GAAP. Management believes these non-GAAP financial measures provide investors, potential investors, securities analysts, and others with useful information to evaluate our business because such measures, when viewed together with our GAAP disclosures, provide a more complete understanding of the factors and trends affecting our business. The non-GAAP financial measures supplement our GAAP disclosures and are not meant to be considered in isolation or as a substitute for the most directly comparable measures prepared in accordance with GAAP. These measures may not be comparable to similarly titled measures used by other companies.

1 Based on $25.2B market capitalization on June 30, 2014 (one day prior to Seifi Ghasemi's first day as CEO) and December 13, 2024

2 Based on $25.2B market capitalization on June 30, 2014 (one day prior to Seifi Ghasemi's first day as CEO) and December 13, 2024

3 Non-GAAP financial measure. Visit investors.airproducts.com for reconciliation.

4 Source: International Energy Agency World Energy Outlook 2022

5 Source: Deloitte 2023 Global Green Hydrogen Outlook

6 Science Direct – Direct 2021; Emerging carbon abatement technologies to mitigate energy-carbon footprint- a review

7 Ownership value based on APD share price as of 12/13/2024

8 Based on $25.2B market capitalization on June 30, 2014 (one day prior to first day as CEO) and December 13, 2024

9 Permission to use quote neither sought nor obtained

10 TSR Reflects dividend-adjusted total return percentage over tenure or as of 12/13/2024 for current positions

11 United States of America v. John Kenneth Davidson, Case No. 19-cr-56, filed on February 25, 2019. Transcript Dated March 5, 2019.

12 Nolan Clay, The Oklahoman, February 27, 2019, "FBI insider trading probe results in criminal charge in Oklahoma City federal court"

13 Securities and Exchange Commission v. Special et al, Case No. 19-cv-1152, filed on December 12, 2019.

Sources for Chart 1: Company Filings, Company Press Releases, Capital IQ

(A) Based on GAAP sales CAGR from 9/30/14 to 9/30/24 as reclassified to give effect to divestitures of the PMD and EMD businesses.

(B) Nippon Sanso based on CAGR from 3/31/18 to 3/31/25(E) and is adjusted for its acquisition of Praxair European assets. Starting revenue data-point is converted to USD at historical FX rate. Latest revenue data-point converted to USD at current FX rate.

(C) Linde based on CAGR from 12/31/16 to 12/31/24(E) and adjusted for its combination with Praxair.

(D) Air Liquide based on CAGR from 12/31/14 to 12/31/24(E) and adjusted for its acquisition of Airgas. Starting revenue data-point is converted to USD at historical FX rate. Latest revenue data-point converted to USD at current FX rate.

Sources for Charts 2, 3 and 4: SEC Fillings, Public Financial Statements

(A) Non-GAAP financial measure. Visit investors.airproducts.com for reconciliation.

(B) Certain historical periods presented in the chart above were updated subsequent to filing the respective Annual Report on Form 10-K with the Securities and Exchange Commission. Fiscal years 2014 through 2016 reflect classification of the PMD and EMD businesses as discontinued operations due to their separation in FY2017. Fiscal years 2014 through 2017 reflect retrospective application of the presentation requirements set forth in Accounting Standards Update ("ASU") No. 2017-07, "Compensation—Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost.

(C) Reflects latest LTM period available. For Air Products and Linde, reflects 9/30/24 LTM. For Nippon Sanso, reflects 10/31/24 LTM. For Air Liquide, reflects 12/31/23 LTM

For Charts 6 and 7
(A) Science Direct – Direct 2021; *Emerging carbon abatement technologies to mitigate energy-carbon footprint- a review*

(B) Hydrogen Council and McKinsey & Company – November 2021; *Hydrogen for Net-Zero| A critical cost-competitive energy vector*